Exhibit 99.2

BRIXMOR™
Property Group

TARGET

VONS
FOOD DRUG

T·J·maxx

Kroger Food & Drug

Supplemental Disclosure

QUARTER ENDED SEPTEMBER 30, 2013

420 Lexington Avenue
New York, NY 10170
(800) 468 – 7526
www.brixmor.com

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
Table of Contents
Page
Glossary of Terms	1
Results Overview	6
Financial Summary
Condensed Consolidated Balance Sheets	8
Condensed Consolidated Statements of Operations	9
Historical Portfolio Condensed Consolidated Statements of Cash Flows	10
Reconciliation of Net Income (Loss) to EBITDA	11
Reconciliation of Net Income (Loss) to Funds From Operations	12
Historical Portfolio Supplemental Balance Sheet Detail	13
Net Operating Income Detail, Supplemental Statements of Operations Detail, Operating Ratios & Additional Disclosures	14
Same Property NOI Analysis & Reconciliation to Net Loss Attributable to Common Stockholders	15
Capital Expenditures	16
Capitalization, Liquidity & Debt Ratios	17
Pro Forma Debt Overview	18
Pro Forma Summary of Outstanding Debt	19
Historical Portfolio Unsecured Credit Facility Covenant Disclosure	23
Reconciliation of GAAP Balance Sheet to Pro Forma Balance Sheet	25
Reconciliation of GAAP Statements of Operations to Pro Forma Statements of Operations	26
Transaction Summary
Acquisitions	28
Dispositions	29
IPO Portfolio Summary
IPO Portfolio Overview	31
IPO Portfolio by State	32
IPO Portfolio by Largest US MSAs	34
IPO Portfolio Largest MSAs by ABR	36
IPO Portfolio Top Forty Retailers Ranked by ABR	39
IPO Portfolio New & Renewal Lease Summary	41
IPO Portfolio Anchor Space Repositioning Summary	42
IPO Portfolio New Lease Net Effective Rent	44
IPO Portfolio Lease Expiration Schedule	45
IPO Portfolio Redevelopment Summary	46
IPO Property Portfolio	47
Guidance
Guidance & Additional Disclosures	66

This presentation includes financial information for both the Historical Portfolio and the IPO portfolio on a pro forma basis giving effect to the company’s initial public offering completed on November 4, 2013. The company is also providing certain property related performance data for the IPO portfolio.

Note: Financial information is unaudited.
For additional information visit: www.brixmor.com.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in our prospectus dated October 29, 2013, filed with the SEC pursuant to Rule 424(b) of the Securities Act on October 31, 2013, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
Glossary of Terms
Term	Definition

Acquired Properties	Includes 43 properties contributed to the portfolio by certain investment funds affiliated with The Blackstone Group L.P. in connection with the IPO completed on November 4, 2013. The Acquired Properties were acquired in exchange for units in our Operating Partnership ("OP Units").

Anchor Spaces	Means space equal to or more than 10,000 sq. ft. of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or remerchandising existing space with minimal work required outside of normal tenant improvement costs.

Annualized Base Rent or "ABR"	As of a specified date means monthly base rent as of such date, under leases which have been signed or commenced as of the specified date multiplied by 12. Annualized base rent (i) excludes tenant reimbursements or expenses borne by the tenants, such as the expenses for real estate taxes and insurance and common area and other operating expenses, (ii) does not reflect amounts due per percentage rent lease terms, (iii) is calculated on a cash basis and differs from how rent is calculated in accordance with GAAP for purposes of financial statements and (iv) does not include any ancillary income at a property.

ABR per sq. ft. or "ABR/SF"	Is calculated as ABR divided by leased GLA, excluding ground leases.

Billed GLA	Includes leases for spaces where the tenant is currently paying rent.

Blended Lease Spreads	Means combined spreads for new and renewal leases (including exercised options) on comparable leases.

Capitalization Rate ("Cap Rate")	Net operating income divided by purchase price.

Community Shopping Center	Means a shopping center that meets the International Council of Shopping Centers’ (“ICSC”) definition of community center. ICSC generally defines a community center as a shopping center with general merchandise or convenience-oriented merchandise. Although similar to a neighborhood center
(as defined below), a community shopping center offers a wider range of apparel and other soft goods than a neighborhood center. Community centers range from 125,000 to 400,000 sq. ft. in GLA and are usually configured in a straight-line as a strip and are commonly anchored by discount stores, supermarkets, drugstores and large specialty discount stores.

Comparable Leases	Include only those spaces that were occupied within the prior 12 months.

EBITDA & Adjusted EBITDA	Is calculated as the sum of net income (loss) in accordance with generally accepted accounting principles in the United States of America (“GAAP”)
before interest expense, income taxes, depreciation and amortization. Adjusted EBITDA represents EBITDA as adjusted for (i) acquisition related costs,
(ii) gain (loss) on disposition of operating properties, (iii) impairment of real estate assets and real estate equity investments, and (iv) gain (loss) on disposition of unconsolidated joint ventures.
EBITDA and Adjusted EBITDA are supplemental, non-GAAP measures utilized in various financial ratios and are helpful to securities analysts, investors and other interested parties in the evaluation of REITS, as a measure of Brixmor’s operational performance because EBITDA and Adjusted EBITDA exclude

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
Glossary of Terms
Term	Definition
various items that do not relate to or are not indicative of its operating performance. In addition, it includes the results of operations of real estate properties that have been sold or classified as real estate held for sale at the end of the reporting period. Accordingly, the use of EBITDA and Adjusted
EBITDA in various ratios provides a meaningful performance measure as it relates to its ability to meet various coverage tests for the stated period.
EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of financial performance and are not alternatives to cash flow from operating activities (determined in accordance with GAAP) as a measure of liquidity. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of EBITDA and Adjusted EBITDA may differ in certain respects from the methodology utilized by other REITS and, therefore, may not be comparable to such other REITS. Investors are cautioned that items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and addressing financial performance.

Excluded Properties	Includes 44 properties distributed to certain investment funds affiliated with the Blackstone Group L.P. in connection with the IPO completed on November 4, 2013.

Financial Liabilities	Represents certain fixed obligations including capital leases.

Funds From Operations (“FFO") &	Is calculated as the sum of net income (loss) in accordance with GAAP excluding (i) gain (loss) on disposition of operating properties, and (ii) extraordinary
FFO As Adjusted	items, plus (iii) depreciation and amortization of operating properties, (iv) impairment of operating properties and real estate equity investments, and
(v) after adjustments for joint ventures calculated to reflect funds from operations on the same basis. FFO as Adjusted represents FFO excluding certain transactional income and expenses, impairments of land parcels and non-operating gains which management believes are not reflective of results within the operating real estate portfolio.
FFO is a supplemental, non-GAAP measure utilized to evaluate the operating performance of real estate companies. It is frequently used by securities analysts, investors and other interested parties in the evaluation of REITS. Brixmor presents FFO as adjusted as an additional supplemental measure as it is more reflective of core operating performance. FFO as adjusted provides securities analysts, investors and other interested parties an additional measure in comparing Brixmor's performance across reporting periods on a consistent basis by excluding items that are not indicative of core operating performance. FFO and FFO as adjusted should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of financial performance and are not alternatives to cash flow from operating activities (determined in accordance with GAAP) as a measure of liquidity.
Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of FFO and FFO as adjusted may differ in certain respects from the methodology utilized by other REITS and, therefore, may not be comparable to such other REITS. Investors are cautioned that items excluded from FFO and FFO as adjusted are significant components in understanding and addressing financial performance.

Gross Leasable Area or "GLA"	Represents the total amount of property square footage that can generate income by being leased to tenants.

Ground Lease	A long-term lease of land in which the tenant erects improvements at its own expense. At the end of the lease term, the improvements become the property of the landowner.

Historical Portfolio	Represents all properties owned prior to the completion of the IPO. This portfolio includes the Excluded Properties and excludes the Acquired
Properties.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
Glossary of Terms
Term	Definition
IPO Portfolio	Includes all properties owned as of the completion of the IPO on November 4, 2013. This portfolio includes the Acquired Properties and excludes the
Excluded Properties.

Leased GLA	Includes the aggregate GLA of all leases in effect on a given date, including those that are fully executed but as to which the tenant has not yet opened for business and/or not yet commenced the payment of rent.

LIBOR	Means London Interbank Offered Rate.

Metropolitan Statistical Area or "MSA"	Is defined by the United States Office of Management and Budget (“OMB”) as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

Neighborhood Shopping Center	Means a shopping center that meets ICSC’s definition of neighborhood center. ICSC generally defines a neighborhood center as a shopping center with offerings that are convenience-oriented. Neighborhood centers range from 30,000 to 125,000 sq. ft. in GLA and are generally anchored by a supermarket.

Net Effective Rent	Adjusts for any tenant allowance, landlord work, third party leasing commissions and rent concessions at 100% of costs, weighted by GLA over the lease term.

Net Operating Income or "NOI"	Is calculated as total property revenues (minimum rent, percentage rents, and recoveries from tenants and other income) less direct property operating expenses (operating and maintenance and real estate taxes) from the properties owned by Brixmor. NOI excludes corporate level income (including management, transaction, and other fees).
NOI is a supplemental, non-GAAP measure utilized to evaluate the operating performance of real estate companies and is frequently used by securities analysts, investors and other interested parties in understanding business and operating results regarding the underlying economics of Brixmor's business operations. NOI is not intended to be a performance measure that should be regarded as an alternative to, or more meaningful than, net income
(determined in accordance with GAAP) or other GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of NOI may differ in certain respects from the methodology utilized by other REITS and, therefore, may not be comparable to such other REITS.

NOI Yield	Is calculated as projected NOI over incremental cost of a given anchor space repositioning / redevelopment project.

Non-controlling Interests	The non-controlling interests relate to portions of consolidated subsidiaries held by the non-controlling interest holders. The Company's material subsidiaries include a corporation, BPG Subsidiary Inc. (“BPG Sub”), and the Brixmor Operating Partnership. As of September 30, 2013, the Company
owns 75.65% of BPG Sub and is entitled to receive 75.65% of all net income and gains before depreciation. The remaining 24.35% is held by Blackstone
Retail Transaction II Holdco L.P. (“Holdco II”) an affiliate of BREP VI and BPG Sub that owns 100% of the OP. Post IPO, the Company owns 75.5% of BPG
Sub and the Brixmor Operating Partnership on a combined basis.

Non-owned Major Tenant	Also called shadow anchor. Includes tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
Glossary of Terms
Term	Definition
or immediately adjacent to shopping center, to the consumer appear as another retail tenant of the shopping center and, as a result, attract additional customer traffic to the center.

Percent Leased	Refers to the percentage of GLA that is leased, includes lease agreements that have been signed but not yet commenced.

Pro Forma	Reflects the impact of the following transactions associated with the IPO including (i) the contribution of the Acquired Properties (ii) the distribution of the Excluded Properties (iii) the acquisition of the interest not already held in Arapahoe Crossings L.P. (iv) borrowings under the Unsecured Credit
Facility, including the use thereof and (v) the net proceeds from the IPO, including the use thereof. The pro forma adjustments associated with these transactions assume that each transaction was completed as of September 30, 2013 for the purposes of the unaudited pro forma condensed consolidated balance sheet and as of January 1, 2013 for the purposes of the unaudited pro forma condensed consolidated statement of operations.

PSF	Means per square foot ("sq. ft.") of GLA.

Redevelopment Properties	Larger scale projects that typically involve substantial demolition of a portion of the shopping center to accommodate new retailers. These projects typically are accompanied with new construction and site infrastructure costs.

Renewal Leases	Includes expiring leases renewed with the same tenant or the exercise of options by tenants to extend the term of expiring leases. All other leases are categorized as new.

Rent Growth	Is calculated as ABR in the final year of the lease compared to ABR in the first year of the new lease. New lease spreads include only those spaces that were occupied within the prior 12 months. Renewal and option lease spreads include leases rolling over with the same tenant in the same location.

Same Property Net Operating Income	Is calculated (using properties owned as of the end of both reporting periods and for the entirety of both periods excluding properties classified as
or Same Property NOI	discontinued operations), as rental income (minimum rent, percentage rents, tenant recoveries and other property income) less rental operating expenses (property operating expenses, real estate taxes and bad debt expense) of the properties owned by Brixmor. Same property NOI excludes corporate level income (including transaction and other fees), lease termination income, straight-line rent and amortization of above-/below-market leases of the same property pool from the prior year reporting period to the current year reporting period.
Same property NOI is a supplemental, non-GAAP measure utilized to evaluate the operating performance of real estate companies and is frequently used by securities analysts, investors and other interested parties in understanding business and operating results regarding the underlying economics of
Brixmor's business operations. It includes only the net operating income of properties owned for the full period presented, which eliminates disparities in net income due to the acquisition or disposition of properties during the period presented, and therefore, provides a more consistent metric for comparing the performance of properties. Management uses same property NOI to review operating results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects. Same property NOI is not intended to be a performance measure that should be regarded as an alternative to, or more meaningful than, net income (determined in accordance with GAAP) or other GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of same property NOI may differ in certain respects from the methodology utilized by other REITS and, therefore, may not be comparable to such other REITS.

Small Shop Spaces	Means space of less than 10,000 sq. ft. of GLA.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
Glossary of Terms
Term	Definition

Straight-line Rent	GAAP requirement to average the tenant's rent payments over the life of the lease, regardless of actual cash collected in the period.

Year Built	Year of most recent anchor space repositioning / redevelopment or year built if no redevelopment has occurred.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
Results Overview (Dollars in thousands except per share and per square foot amounts)

	Pro Forma		Historical Portfolio
Summary Financial Results	Three Months Ended 9/30/13	Nine Months Ended 9/30/13	Three Months Ended 9/30/13	Nine Months Ended 9/30/13
Total revenues (page 9)	$305,581	$902,143	$293,368	$863,922
Net income (loss) attributable to common stockholders (page 9)	$11,456	$15,350	$(18,839)	$(81,597)
Net income (loss) per diluted share (page 9)	$0.05	$0.07	$(0.10)	$(0.45)
Adjusted EBITDA (page 11)	$208,270	$607,685	$173,553	$551,630
Funds from operations (FFO) (page 12)	$131,671	$374,099	$86,851	$268,293
FFO as adjusted (page 12)	$130,169	$373,568	$85,349	$269,141
FFO per common share/OP Unit - diluted (page 12)	$0.43	$1.23	$0.36	$1.11
FFO as adjusted per common share/OP Unit - diluted (page 12)	$0.43	$1.23	$0.35	$1.12
Net operating income (NOI) (page 14)	$226,987	$666,998	$216,165	$632,624

Summary Operating and Financial Ratios
NOI margin (page 14)	74.5%	74.2%	73.9%	73.5%
Expense recovery ratio (page 14)	87.0%	85.7%	85.3%	84.2%
Same property NOI (page 15) (1)	3.5%	4.0%	—	—
Fixed charge coverage (page 17)	2.4x	—	1.8x	—
Net principal debt to adjusted EBITDA (GAAP) (page 17)	7.1x	—	9.2x	—
Net principal debt to adjusted EBITDA (cash) (page 17)	7.9x	—	10.3x	—

Summary Portfolio Statistics at 9/30/13	IPO Portfolio
Number of properties (page 31)	522
GLA (page 31)	86,796,116
Percent leased (page 31)	92.1%
Percent billed (page 31)	90.2%
ABR / SF (page 31)	$11.87
Percent grocery anchored (page 31)	71%
Total rent spread (page 41)	11.5%
New lease rent spread (page 41)	50.9%
Renewal lease rent spread (page 41)	7.6%

(1) Excludes Acquired Properties and Excluded Properties. Includes joint venture, Montecito Marketplace at pro rata share.

Financial Summary Supplemental Disclosure Three Months Ended September 30, 2013

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
Condensed Consolidated Balance Sheets (Dollars in thousands)

	Pro Forma	Historical Portfolio
	(Unaudited) 9/30/13	(Unaudited) 9/30/13	12/31/12
Assets
Real estate
Land	$2,017,116	$1,904,533	$1,915,667
Buildings and improvements	8,558,700	8,017,597	7,978,759
	10,575,816	9,922,130	9,894,426
Accumulated depreciation and amortization	(1,057,076)	(1,085,671)	(796,296)
Real estate, net	9,518,740	8,836,459	9,098,130
Investments in and advances to unconsolidated joint ventures	5,173	9,155	16,038
Cash and cash equivalents	135,643	137,376	103,098
Restricted cash	89,059	82,123	90,160
Marketable securities	22,962	22,962	24,883
Receivables, net	172,371	178,304	156,944
Deferred charges and prepaid expenses, net	110,484	104,875	95,118
Other assets	14,480	33,621	19,358
Total assets	$10,068,912	$9,404,875	$9,603,729

Liabilities
Debt obligations, net	$6,058,530	6,477,257	$6,499,356
Financing liabilities, net	172,978	172,978	174,440
Accounts payable, accrued expenses and other liabilities	667,393	606,163	632,112
Total liabilities	6,898,901	7,256,398	7,305,908

Redeemable non-controlling interests	21,467	21,467	21,467
Commitments and contingencies	—	—	—

Equity
Preferred stock, $0.01 par value, authorized 300,000,000 shares, issued and
outstanding 125 shares	—	—	—
Common stock, $0.01 par value, authorized 3,000,000,000 shares, issued and
outstanding 182,242,460 shares	2,297	1,822	1,822
Additional paid in capital	2,733,200	1,749,040	1,746,271
Accumulated other comprehensive loss	(7,732)	(7,732)	(39)
Distributions in excess of accumulated loss	(342,592)	(136,524)	(26,559)
Total stockholders' equity	2,385,173	1,606,606	1,721,495
Non-controlling interests	763,371	520,404	554,859
Total equity	3,148,544	2,127,010	2,276,354
Total liabilities and equity	$10,068,912	$9,404,875	$9,603,729

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
Condensed Consolidated Statements of Operations (Unaudited, dollars in thousands, except per share amounts)

	Pro Forma		Historical Portfolio
	Three Months	Nine Months	Three Months Ended		Nine Months Ended
	Ended 9/30/13	Ended 9/30/13	9/30/13	9/30/12	9/30/13	9/30/12

Revenues
Rental income	$238,418	$702,086	$228,775	$220,243	$670,781	$653,226
Expense reimbursements	64,803	191,771	62,227	57,754	184,808	173,298
Other revenues	2,360	8,286	2,366	2,495	8,333	8,622
Total revenues	305,581	902,143	293,368	280,492	863,922	835,146

Operating expenses
Operating costs	30,427	92,235	29,267	29,983	89,760	91,186
Real estate taxes	44,057	131,485	43,656	39,888	129,856	121,006
Depreciation and amortization	116,954	355,161	110,582	121,494	336,239	379,381
Provision for doubtful accounts	3,113	8,296	3,314	3,003	8,641	8,791
Impairment of real estate assets	—	1,531	—	—	29,113	—
General and administrative	20,504	62,824	23,605	20,506	65,401	67,031
Total operating expenses	215,055	651,532	210,424	214,874	659,010	667,395

Other income (expense)
Dividends and interest	212	636	209	281	628	864
Interest expense	(76,115)	(227,892)	(86,134)	(97,385)	(276,005)	(290,396)
Gain on sale of real estate assets and acquisition of joint venture interest	1,502	2,062	1,502	—	2,223	50
Other	(807)	(4,900)	(22,231)	(1,754)	(26,912)	(4,771)
Total other income (expense)	(75,208)	(230,094)	(106,654)	(98,858)	(300,066)	(294,253)

Income (loss) before equity in income of unconsolidated joint ventures	15,318	20,517	(23,710)	(33,240)	(95,154)	(126,502)
Equity in income of unconsolidated joint ventures	203	833	247	118	1,001	686
Income (loss) from continuing operations	15,521	21,350	(23,463)	(33,122)	(94,153)	(125,816)

Discontinued operations
Income from discontinued operations	—	—	191	296	418	105
Gain on disposition of operating properties	—	—	—	3,315	2,631	4,544
Impairment on real estate held for sale	—	—	(1,283)	(7,635)	(15,741)	(10,545)
Loss from discontinued operations	—	—	(1,092)	(4,024)	(12,692)	(5,896)

Net income (loss)	15,521	21,350	(24,555)	(37,146)	(106,845)	(131,712)
Non-controlling interests
Net income (loss) attributable to non-controlling interests	(4,065)	(6,000)	5,716	8,798	25,248	31,334

Net income (loss) attributable to common stockholders	$11,456	$15,350	$(18,839)	$(28,348)	$(81,597)	$(100,378)

Per common share:
Income (loss) from continuing operations:
Basic	$0.05	$0.07	$(0.10)	$(0.14)	$(0.40)	$(0.53)
Diluted	$0.05	$0.07	$(0.10)	$(0.14)	$(0.40)	$(0.53)
Net income (loss) attributable to common stockholders:
Basic	$0.05	$0.07	$(0.10)	$(0.16)	$(0.45)	$(0.55)
Diluted	$0.05	$0.07	$(0.10)	$(0.16)	$(0.45)	$(0.55)
Weighted average common outstanding shares:
Basic	229,680	229,680	182,242	182,242	182,242	182,242
Diluted	304,221	304,221	240,905	240,905	240,905	240,905

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
Historical Portfolio Condensed Consolidated Statements of Cash Flows (Unaudited, dollars in thousands)

	Historical Portfolio
	Nine Months Ended
	9/30/13	9/30/12

Operating activities:
Net loss	$(106,845)	$(131,712)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	338,379	387,946
Debt premium and discount amortization	(16,619)	(19,340)
Deferred financing cost amortization	8,703	7,336
Above- and below-market lease intangible amortization	(39,051)	(38,588)
Provisions of impairment	44,854	10,545
Gain on sales of real estate assets and acquisition of joint venture interest	(4,854)	(4,594)
Amortization of class B units	3,661	4,815
Other	(1,002)	(647)
Loss on debt extinguishment	17,788	—
Changes in operating assets and liabilities:
Restricted cash	5,244	(11,863)
Receivables	(21,495)	(8,771)
Deferred charges and prepaid expenses	(25,288)	(25,649)
Other assets	(1,820)	1,292
Accounts payable, accrued expenses and other liabilities	12,988	14,578
Net cash provided by operating activities	214,643	185,348

Investing activities:
Building improvements	(104,627)	(125,219)
Acquisitions of real estate assets, net of cash acquired	(23,792)	(5,000)
Proceeds from sales of real estate assets	44,866	24,439
Distributions from unconsolidated joint ventures	455	1,501
Contributions to unconsolidated joint ventures	(3)	(1,439)
Change in restricted cash attributable to investing activities	4,238	1,988
Purchase of marketable securities	(10,662)	—
Proceeds from sales of marketable securities	12,609	(2,433)
Net cash used in investing activities	(76,916)	(106,163)

Financing activities:
Repayment of debt obligations and financing liabilities	(2,479,830)	(509,900)
Proceeds from debt obligations	2,436,108	360,000
Deferred financing costs	(21,223)	(7,215)
Distributions to stockholders	(28,368)	(9,456)
Distributions to non-controlling interests and other	(10,136)	(4,482)
Net cash used in financing activities	(103,449)	(171,053)
Change in cash and cash equivalents	34,278	(91,868)
Cash and cash equivalents at beginning of period	103,098	157,606

Cash and cash equivalents at end of period	$137,376	$65,738

Supplemental cash flow information, including non-cash investing and/or financing activities:
Cash paid for interest, net of amount capitalized	$273,842	$285,248
State and local taxes paid	1,724	1,949
Capitalized interest	3,350	1,149

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
Reconciliation of Net Income (Loss) to EBITDA (Unaudited, dollars in thousands, except per share amounts)

	Pro Forma		Historical Portfolio
	Three Months	Nine Months	Three Months	Nine Months
	Ended 9/30/13	Ended 9/30/13	Ended 9/30/13	Ended 9/30/13

Net income (loss)	$15,521	$21,350	$(24,555)	$(106,845)
Interest expense - continuing operations	76,115	227,892	86,134	276,005
Interest expense - discontinued operations	—	—	130	519
Interest expense - unconsolidated joint ventures	120	533	139	589
Federal and state taxes	1,020	3,167	955	2,850
Depreciation and amortization - continuing operations	116,954	355,161	110,582	336,239
Depreciation and amortization - discontinued operations	—	—	380	2,106
Depreciation and amortization - unconsolidated joint ventures	42	113	7	167
EBITDA	209,772	608,216	173,772	511,630
Straight-line rent	(5,063)	(11,675)	(5,125)	(11,862)
Above-and-below-market rent amortization	(15,528)	(43,429)	(14,404)	(39,065)
Total adjustments	(20,591)	(55,104)	(19,529)	(50,927)
Cash EBITDA	$189,181	$553,112	$154,243	$460,703

EBITDA	209,772	608,216	173,772	511,630
Gain on disposition of operating properties	—	—	—	(2,631)
Gain from land sales and acquisition of joint venture interest	(1,502)	(2,062)	(1,502)	(2,223)
Impairment on operating properties and land sales	—	1,531	—	29,113
Impairment on real estate held for sale	—	—	1,283	15,741
Total adjustments	(1,502)	(531)	(219)	40,000
Adjusted EBITDA	$208,270	$607,685	$173,553	$551,630
Straight-line rent	(5,063)	(11,675)	(5,125)	(11,862)
Above-and-below-market rent amortization	(15,528)	(43,429)	(14,404)	(39,065)
Total adjustments	(20,591)	(55,104)	(19,529)	(50,927)
Cash Adjusted EBITDA	$187,679	$552,581	$154,024	$500,703

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
Reconciliation of Net Income (Loss) to Funds From Operations (Unaudited, dollars in thousands, except per share amounts)

	Pro Forma		Historical Portfolio
	Three Months	Nine Months	Three Months Ended		Nine Months Ended
	Ended 9/30/13	Ended 9/30/13	9/30/13	9/30/12	9/30/13	9/30/12

Net income (loss)	$15,521	$21,350	$(24,555)	$(37,146)	$(106,845)	$(131,712)
Gain on disposition of operating properties	—	—	—	(3,315)	(2,631)	(4,544)
Loss on disposition of unconsolidated joint venture operating properties	—	—	—	—	—	96
Depreciation and amortization- real estate related- continuing operations	116,455	353,653	110,083	120,862	334,731	377,244
Depreciation and amortization- real estate related- discontinued operations	—	—	380	1,764	2,106	6,408
Depreciation and amortization- real estate related- unconsolidated joint ventures	42	113	7	170	167	694
Impairment of operating properties	—	—	1,283	7,635	41,783	10,545
Net loss attributable to non-controlling interests not convertible into common stock	(347)	(1,017)	(347)	(326)	(1,018)	(978)
FFO	$131,671	$374,099	$86,851	$89,644	$268,293	$257,753
Gains from land sales and acquisition of joint venture interest	(1,502)	(2,062)	(1,502)	—	(2,223)	(50)
Impairment of land parcels	—	1,531	—	—	3,071	—
Total adjustments	(1,502)	(531)	(1,502)	—	848	(50)
FFO as adjusted	$130,169	$373,568	$85,349	$89,644	$269,141	$257,703

FFO per common share/OP Unit - diluted	$0.43	$1.23	$0.36	$0.37	$1.11	$1.07
FFO as adjusted per common share/OP Unit - diluted	$0.43	$1.23	$0.35	$0.37	$1.12	$1.07
Weighted average shares/OP Units outstanding - diluted (1)	304,221	304,221	240,905	240,905	240,905	240,905

(1) Diluted shares/OP Units outstanding reflects an assumed conversion of OP Units to common stock.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
Historical Portfolio Supplemental Balance Sheet Detail (Unaudited, dollars in thousands)

	Historical Portfolio
	9/30/13	12/31/12

Real estate, net
Land	$1,904,533	$1,915,667
Buildings and improvements
Building	6,807,398	6,817,378
Building and tenant improvements	295,017	193,091
Construction in process (anchor space repositioning and redevelopment only)	30,137	61,753
Lease intangibles	885,045	906,537
	9,922,130	9,894,426
Accumulated depreciation and amortization	(1,085,671)	(796,296)
Total real estate, net	$8,836,459	$9,098,130

Receivables, net
Straight-line rent receivable (1)	$42,681	$31,240
Tenant receivables	149,220	134,356
Allowance for doubtful accounts	(29,717)	(28,233)
Other	16,120	19,581
Total receivables, net	$178,304	$156,944

Deferred charges and prepaid expenses, net
Deferred charges, net (1)	$65,840	$65,568
Prepaid expenses, net	39,035	29,550
Total deferred charges and prepaid expenses, net	$104,875	$95,118

Other assets
Furniture, fixtures and leasehold improvements, net	$7,483	$8,345
Real estate assets held for sale	14,958	1,610
Other	11,180	9,403
Total other assets	$33,621	$19,358

Accounts payable, accrued expenses and other liabilities
Accounts payable and accrued expenses	$222,545	$214,244
Below market leases (1)	326,259	376,124
Other	57,359	41,744
Total accounts payable, accrued expenses and other liabilities	$606,163	$632,112

(1) Equivalent Pro Forma amounts as of 9/30/13 are: $43,021 of straight-line rent receivable; $70,252 of deferred charges, net; and $357,711 of below market leases.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
Net Operating Income Detail, Supplemental Statements of Operations Detail, Operating Ratios & Additional Disclosures (Unaudited, dollars in thousands)

	Pro Forma		Historical Portfolio
	Three Months	Nine Months	Three Months	Nine Months
	Ended 9/30/13	Ended 9/30/13	Ended 9/30/13	Ended 9/30/13
Net Operating Income Detail
Rental income	$238,418	$702,086	$228,775	$670,781
Expense reimbursements	64,803	191,771	62,227	184,808
Percentage rents	1,363	5,157	1,400	5,292
Operating costs	(30,427)	(92,235)	(29,267)	(89,760)
Real estate taxes	(44,057)	(131,485)	(43,656)	(129,856)
Provision for doubtful accounts	(3,113)	(8,296)	(3,314)	(8,641)
Net operating income	226,987	666,998	216,165	632,624

Reconciliation of net operating income to net income (loss) attributable to common stockholders
Fee income	997	3,129	966	3,041
Depreciation and amortization	(116,954)	(355,161)	(110,582)	(336,239)
Impairment of real estate assets	—	(1,531)	—	(29,113)
General and administrative	(20,504)	(62,824)	(23,605)	(65,401)
Total other expenses	(75,208)	(230,094)	(106,654)	(300,066)
Equity in income of unconsolidated joint ventures	203	833	247	1,001
Loss from discontinued operations	—	—	(1,092)	(12,692)
Net income (loss) attributable to non-controlling interests	(4,065)	(6,000)	5,716	25,248
Net income (loss) attributable to common stockholders	$11,456	$15,350	$(18,839)	$(81,597)

Supplemental Statement of Operations Detail
Other revenues
Percentage rents	$1,363	$5,157	$1,400	$5,292
Fee income	997	3,129	966	3,041
Total other revenues	$2,360	$8,286	$2,366	$8,333

Interest expense
Mortgage and note interest	$67,684	$201,565	$83,766	$279,428
Unsecured credit facility interest	11,156	33,468	5,187	5,187
Deferred financing cost amortization	1,875	8,497	1,989	8,014
Debt premium and discount amortization, net	(4,600)	(15,638)	(4,808)	(16,624)
Total interest expense	$76,115	$227,892	$86,134	$276,005

Other expense
Loss on debt extinguishment	$—	$—	$18,991	$18,991
Federal and state taxes	1,020	3,167	955	2,850
Other	(213)	1,733	2,285	5,071
Total other expense	$807	$4,900	$22,231	$26,912

Operating Ratios
NOI margin (NOI / total rental revenues) (1)	74.5%	74.2%	73.9%	73.5%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	87.0%	85.7%	85.3%	84.2%

Additional Disclosures (2):
Lease termination fees	$781	$1,885	$772	$1,831
Straight-line rents	5,050	11,589	5,135	11,888
Above-and below-market rent amortization, net	15,520	43,312	14,411	39,088
Capitalized interest	1,382	3,357	1,377	3,357

(1) NOI includes straight-line rents and above-and-below-market rent amortization, net.
(2) Includes unconsolidated joint ventures at pro rata share.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
Same Property NOI Analysis & Reconciliation to Net Loss Attributable to Common Stockholders (Unaudited, dollars in thousands)

	Historical Portfolio (1)
	Three Months Ended			Nine Months Ended
	9/30/13	9/30/12	Change	9/30/13	9/30/12	Change
Same Property NOI Analysis
Number of properties	479	479	—	479	479	—
Percent billed	90.3%	89.5%	0.8%	90.3%	89.5%	0.8%
Percent leased	92.2%	91.2%	1.0%	92.2%	91.2%	1.0%

Revenue breakdown
Rental income	$204,549	$198,343	3.1%	$607,368	$589,419	3.0%
Expense reimbursements	60,828	55,748	9.1%	180,861	168,581	7.3%
Percentage rents	1,283	1,373	(6.6)%	4,968	4,739	4.8%
	266,660	255,464	4.4%	793,196	762,739	4.0%
Rental property expenses
Property operating expenses	(28,536)	(28,158)	1.3%	(87,113)	(86,632)	0.6%
Real estate taxes	(42,098)	(38,068)	10.6%	(125,428)	(116,722)	7.5%
Bad debt expense	(3,062)	(2,754)	11.2%	(7,969)	(8,789)	(9.3)%
	(73,696)	(68,980)	6.8%	(220,510)	(212,143)	3.9%
Same property NOI	$192,964	$186,484	3.5%	$572,686	$550,596	4.0%

Same property NOI excluding redevelopments (2)	$188,087	$182,776	2.9%	$558,389	$539,654	3.5%

NOI margin (3)	72.4%	73.0%	(0.9)%	72.2%	72.2%	0.0%
Expense recovery ratio	86.1%	84.2%	2.3%	85.1%	82.9%	2.6%

Percent contribution to same property NOI growth:
Rent growth	6,206		3.3%	17,949		3.3%
Net recoveries	672		0.4%	3,094		0.6%
Other revenues	(90)		(0.0%)	229		0.0%
Bad debt expense	(308)		(0.2)%	820		0.1%
			3.5%			4.0%

Reconciliation of Net Loss Attributable to Common Stockholders to Same Property NOI
Net loss attributable to common stockholders	$(18,839)	$(28,348)		$(81,597)	$(100,378)
Adjustments:
Revenue adjustments (4)	(20,468)	(16,888)		(51,982)	(50,153)
Depreciation and amortization	110,582	121,494		336,239	379,381
Impairment of real estate assets	—	—		29,113	—
General and administrative	23,605	20,506		65,401	67,031
Total other expenses	106,654	98,858		300,066	294,253
Equity in income of unconsolidated joint ventures	(247)	(118)		(1,001)	(686)
Pro rata share of same property NOI of unconsolidated joint ventures	276	217		786	656
Loss from discontinued operations	1,092	4,024		12,692	5,896
Net loss attributable to non-controlling interests	(5,716)	(8,798)		(25,248)	(31,334)
Non-same store NOI	(3,975)	(4,463)		(11,783)	(14,070)

Same property NOI	$192,964	$186,484		$572,686	$550,596

Impact of redevelopments	(4,877)	(3,708)		(14,297)	(10,942)

Same property NOI excluding redevelopments	$188,087	$182,776		$558,389	$539,654

(1) Excludes Excluded Properties. Includes unconsolidated joint ventures at pro rata share.
(2) Excludes six redevelopment properties.
(3) NOI includes straight-line rents and above-and-below-market rent amortization, net.
(4) Includes adjustments for lease settlement income, straight-line rent, amortization of above and below market leases and fee income from unconsolidated joint ventures.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
Capital Expenditures (Unaudited, dollars in thousands)

	Pro Forma		Historical Portfolio
	Three Months	Nine Months	Three Months	Nine Months
	Ended 9/30/13	Ended 9/30/13	Ended 9/30/13	Ended 9/30/13

Capital Expenditures (1):
Building additions and expansions (2)	$16,676	$43,772	$16,630	$44,209
Building improvements capitalized (3)	15,619	18,696	11,526	14,774
Tenant improvements	9,983	41,232	13,475	45,022
Leasing commissions	1,978	5,320	1,531	4,403
Total Capital Expenditures	$44,256	$109,020	$43,162	$108,408

(1) Includes unconsolidated joint ventures at pro rata share.
(2) Revenue-enhancing expenditures. Includes acquisition capital as a part of anchor space repositioning project at San Dimas Plaza.
(3) Non revenue-enhancing expenditures such as lighting, painting, parking lots, roofing and signage.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
Capitalization, Liquidity & Debt Ratios (Unaudited, dollars in thousands)

	Pro Forma as of	Historical Portfolio as of
	9/30/13	9/30/13	12/31/12

Debt:
Revolving credit facility	$54,731	$879,108	$—
Term loan facility	1,500,000	1,500,000	—
Corporate bonds	389,007	389,007	384,087
Mortgage debt	4,114,792	3,709,142	6,115,269
Financing liabilities	172,978	172,978	174,440
Total debt	6,231,508	6,650,235	6,673,796
Less: cash, cash equivalents and restricted cash	(224,702)	(219,499)	(193,258)
Net debt	6,006,806	6,430,736	6,480,538

Equity:
Stockholders' equity	2,385,173	1,606,606	1,721,495
Non-controlling interests	763,371	520,404	554,859
Total equity	3,148,544	2,127,010	2,276,354
Total capitalization	$9,155,350	$8,557,746	$8,756,892

	Pro Forma as of
	9/30/13
Liquidity as of 11/4/13:
Cash	$135,643
Available under unsecured credit facility	1,195,269
	$1,330,912

		Pro Forma	Historical Portfolio
		Three Months	Three Months
		Ended 9/30/13	Ended 9/30/13
Ratios:
Interest coverage (adjusted EBITDA / interest expense)		2.7x	2.0x
Debt service coverage (adjusted EBITDA / (interest expense + scheduled principal payments))		2.4x	1.8x
Fixed charge coverage (adjusted EBITDA / (interest expense + scheduled principal payments + preferred dividends))		2.4x	1.8x
Net principal debt to adjusted EBITDA (GAAP)		7.1x	9.2x
Net principal debt to adjusted EBITDA (cash)		7.9x	10.3x
Total debt / total assets, before depreciation		58.9%	67.0%
Total debt / total market capitalization (1)		50.6%	58.0%

		Pro Forma
		9/30/13
Percentage of total debt:
Fixed		89.9%
Floating		10.1%
Unencumbered summary:
Percent of NOI		35.0%
Weighted average maturity (years):
Fixed		4.23
Floating		2.35
Total		4.05

(1) Market capitalization based on offering price of $20.00.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
Pro Forma Debt Overview (Unaudited, dollars in thousands)

Maturity Schedule - Pro Forma Debt & Financial Liabilities
		Year		Scheduled Amortization		Scheduled Maturities		Total		Weighted Avg Interest Rate
		2013		$9,224		$50,000		$59,224		5.62%
		2014		33,951		548,567		582,518		5.00%
		2015		34,655		914,497		949,152		6.03%
		2016		27,800		1,292,511		1,320,311		5.52%
		2017		25,438		558,117		583,555		5.02%
		2018		23,166		1,500,169		1,523,335		2.50%
		2019		24,267		—		24,267		6.33%
		2020		17,733		840,627		858,360		6.50%
		2021+		18,807		226,564		245,371		6.46%
		Total Debt Maturities		$215,041		$5,931,052		$6,146,093		4.93%

				Net unamortized premiums on mortgages				98,557
				Net unamortized discount on notes				(15,605)
				Net unamortized premiums on financial liabilities				2,463
				Pro Forma debt & financial liabilities, net				$6,231,508

Detailed Maturity Schedule - Pro Forma Debt & Financial Liabilities
	Fixed Rate Secured Mortgages			Variable Rate Secured Mortgages (1)		Fixed Rate Unsecured Notes (1)		Financial Liabilities			Variable Rate Unsecured Credit Facility / Fixed Rate Unsecured Credit Facility (1)
Year	Scheduled Amortization	Scheduled Maturities	Weighted Avg Interest Rate	Scheduled Maturities	Weighted Avg Interest Rate	Scheduled Maturities	Weighted Avg Interest Rate	Scheduled Amortization	Scheduled Maturities	Weighted Avg Interest Rate	Scheduled Maturities	Weighted Avg Interest Rate
2013	$8,939	$—	6.25%	$—	—	$50,000	5.50%	$285	$—	6.00%	$—	—
2014	33,060	202,860	5.25%	241,105	3.74%	104,602	7.33%	891	—	6.00%	—	—
2015	33,709	470,920	5.43%	90,000	4.25%	225,000	5.27%	946	128,577	10.96%	—	—
2016	26,795	1,235,511	5.60%	57,000	3.75%	—	—	1,005	—	6.00%	—	—
2017	24,372	327,887	6.42%	175,499	3.19%	—	—	1,066	—	6.00%	54,731	1.89%
2018	22,034	169	6.39%	—	—	—	—	1,132	—	6.00%	1,500,000	2.44%
2019	23,065	—	6.35%	—	—	—	—	1,202	—	6.00%	—	—
2020	16,457	840,627	6.50%	—	—	—	—	1,276	—	6.00%	—	—
2021+	—	186,226	6.24%	—	—	25,010	7.50%	18,807	15,328	6.89%	—	—
Total Debt Maturities	$188,431	$3,264,200	5.91%	$563,604	3.65%	$404,612	5.97%	$26,610	$143,905	9.95%	$1,554,731	2.42%

				Post IPO Debt & Financial Liabilities
				Pro Forma debt & financial liabilities, principal balances as of 9/30/13				$6,146,093
				Repayments:
				Revolving credit facility				(54,731)
				Berkshire Crossing & Ridge Plaza mortgages				(16,296)
				Post IPO debt & financial liabilities as of 11/4/13				$6,075,066

(1) No scheduled amortization until maturity dates.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
Pro Forma Summary of Outstanding Debt (Unaudited, dollars in thousands)

			Number of	Outstanding	Actual	Maturity	Percent of
Loan / Property Name	City	State	Properties	Balance	Interest Rate	Date	Total Indebtedness

FIXED RATE DEBT:
Secured Mortgages
Rio Grande Plaza	Rio Grande	NJ	1	$7,500	5.63%	1/1/14	0.13%
REIT 1 LP 135	—	—	8	135,500	4.85%	5/1/14	2.27%
Village at Newtown	Newtown	PA	1	24,392	5.25%	6/1/14	0.41%
Vineyards at Chateau Elan	Braselton	GA	1	9,187	5.88%	7/11/14	0.15%
Villa Monaco	Denver	CO	1	8,357	5.56%	9/1/14	0.14%
Shoppes of Victoria Square	Port St. Lucie	FL	1	6,169	5.60%	9/1/14	0.10%
Shops of Tuscaloosa	Tuscaloosa	AL	1	6,655	5.45%	1/11/15	0.11%
REIT 2 LP 66	—	—	3	66,000	5.29%	4/1/15	1.10%
Eustis Village	Eustis	FL	1	12,494	5.45%	5/11/15	0.21%
Governors Town Square	Acworth	GA	1	9,692	5.20%	6/1/15	0.16%
Turnpike Plaza	Newington	CT	1	20,500	4.90%	6/1/15	0.34%
Sarasota Village	Sarasota	FL	1	9,962	5.02%	6/1/15	0.17%
Sunshine Square	Medford	NY	1	16,953	6.85%	8/5/15	0.28%
Village West	Allentown	PA	1	12,915	5.25%	8/5/15	0.22%
REIT 20 LP 208	—	—	18	208,000	5.17%	9/1/15	3.48%
Westminster City Center	Westminster	CO	1	47,000	5.17%	9/1/15	0.79%
Hillcrest	Spartanburg	SC	1	18,500	7.50%	9/1/15	0.31%
Hampton Village Centre	Rochester Hills	MI	1	27,870	5.65%	9/5/15	0.47%
Wilmington Island	Wilmington Island	GA	1	8,905	5.05%	11/11/15	0.15%
Streetsboro Crossing	Streetsboro	OH	1	8,925	5.37%	12/1/15	0.15%
REIT 4 LP 169	—	—	22	156,205	5.62%	1/1/16	2.61%
South Plaza Shopping Center	California	MD	1	15,732	5.42%	1/11/16	0.26%
REIT 5 LP 240	—	—	12	224,890	5.63%	2/1/16	3.76%
REIT 20 LP 82	—	—	5	82,446	5.97%	6/1/16	1.38%
REIT 7 LP 86	—	—	7	86,000	6.32%	8/1/16	1.44%
REIT 16 LP 220	—	—	14	220,936	5.39%	11/1/16	3.70%
REIT 14 LP 226	—	—	15	226,109	5.44%	12/1/16	3.78%
REIT 15 LP 233	—	—	15	233,977	5.44%	12/9/16	3.92%
Dublin Village *	Dublin	GA	1	6,477	5.78%	12/11/16	0.11%
Conyers Plaza I *	Conyers	GA	1	10,800	5.77%	1/1/17	0.18%
Freshwater - Stateline Plaza	Enfield	CT	1	18,200	8.00%	2/1/17	0.30%
Greensboro Village	Gallatin	TN	1	9,230	5.52%	2/11/17	0.15%
LP - JPM 300	—	—	18	296,843	6.38%	9/1/17	4.97%
Whitaker Square	Winston Salem	NC	1	9,356	6.32%	12/1/17	0.16%
Christmas Tree Plaza	Orange	CT	1	4,841	7.89%	5/11/18	0.08%
Berkshire Crossing II (1)	Pittsfield	MA	1	3,759	7.63%	3/1/20	0.06%
Sun Plaza (2)	Ft. Walton Beach	FL	1	5,605	7.50%	7/1/20	0.09%

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
Pro Forma Summary of Outstanding Debt (Unaudited, dollars in thousands)

			Number of	Outstanding	Actual	Maturity	Percent of
Loan / Property Name	City	State	Properties	Balance	Interest Rate	Date	Total Indebtedness

Elkhart Market Centre (3)	Goshen	IN	1	7,401	7.50%	7/1/20	0.12%
LP - JPM CMBS	—	—	72	556,887	6.75%	8/1/20	9.32%
Monroe ShopRite Plaza	Monroe	NY	1	8,592	6.50%	8/1/20	0.14%
Bethel Park	Bethel Park	PA	1	9,984	6.50%	8/1/20	0.17%
Ivyridge	Philadelphia	PA	1	13,927	6.50%	8/1/20	0.23%
Roosevelt Mall	Philadelphia	PA	1	49,647	6.50%	8/1/20	0.83%
Midway Market Square	Elyria	OH	1	6,034	8.18%	12/1/20	0.10%
Inland (Brixmor/IA, LLC) - Pool A (4)	—	—	9	103,407	5.91%	12/6/20	1.73%
Inland (Brixmor/IA, LLC) - Pool B (4)	—	—	8	94,709	5.91%	12/6/20	1.58%
Inland (Brixmor/IA, LLC) - Pool C (4)	—	—	7	101,578	5.91%	12/31/20	1.70%
REIT 20 LP 51 (A)	—	—	4	48,972	6.24%	1/6/21	0.82%
REIT 20 LP 45 (B)	—	—	4	44,030	6.24%	1/6/21	0.74%
REIT 20 LP 42 (C)	—	—	5	41,161	6.24%	1/6/21	0.69%
REIT 20 LP 37 (D)	—	—	3	35,545	6.24%	1/6/21	0.59%
REIT 20 LP 43 (E)	—	—	4	41,334	6.24%	1/6/21	0.69%
Ridge Plaza (5)	Arlington Heights	IL	1	12,537	5.92%	1/1/34	0.21%
TOTAL FIXED RATE SECURED MORTGAGES				3,452,631	5.90%	—	57.78%

Unsecured Credit Facility
Term Loan Facility (6)	—	—	—	$1,500,000	2.44%	7/31/18	25.10%
TOTAL FIXED RATE UNSECURED CREDIT FACILITY	—	—		1,500,000	2.44%	7/31/18	25.10%

Unsecured Notes
5.50%, 2013 Brixmor LLC Notes	—	—	—	$50,000	5.50%	11/20/13	0.84%
6.90%, 2028 Brixmor LLC Notes I (7)	—	—	—	25,000	6.90%	1/15/14	0.42%
6.90%, 2028 Brixmor LLC Notes II (7)	—	—	—	25,000	6.90%	1/15/14	0.42%
7.65%, 2026 Brixmor LLC Notes (7)	—	—	—	25,000	7.65%	1/15/14	0.42%
7.68%, 2026 Brixmor LLC Notes I (7)	—	—	—	9,602	7.68%	1/15/14	0.16%
7.68%, 2026 Brixmor LLC Notes II (7)	—	—	—	10,000	7.68%	1/15/14	0.17%
7.97%, 2026 Brixmor LLC Notes (7)	—	—	—	10,000	7.97%	1/15/14	0.17%
5.30%, 2015 Brixmor LLC Notes	—	—	—	100,000	5.30%	1/15/15	1.67%
5.25%, 2015 Brixmor LLC Notes	—	—	—	125,000	5.25%	9/15/15	2.09%
3.75%, 2023 Brixmor LLC Notes (8)	—	—	—	10	3.75%	6/1/23	0.00%
7.50%, 2029 Brixmor LLC Notes	—	—	—	25,000	7.50%	7/30/29	0.42%
TOTAL FIXED RATE UNSECURED NOTES				404,612	5.97%	—	6.77%

TOTAL FIXED RATE DEBT				$5,357,243	4.94%	—	89.65%

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
Pro Forma Summary of Outstanding Debt (Unaudited, dollars in thousands)

			Number of	Outstanding	Actual	Maturity	Percent of
Loan / Property Name	City	State	Properties	Balance	Interest Rate	Date	Total Indebtedness

VARIABLE RATE DEBT:
Secured Mortgages
LP - NP Pool 8 - L+250bps (9)	—	—	8	$80,000	2.69%	7/1/14	1.34%
Mariner Portfolio - L+352bps w/75bps floor (12)	—	—	19	161,105	4.27%	1/1/15	2.70%
LP - Moon 3 - L+375bps w/50bps floor (10)	—	—	3	90,000	4.25%	9/1/15	1.51%
LP - Lights 3 - L+350bps w/25bps floor (11)	—	—	3	57,000	3.75%	3/1/16	0.95%
Throne Portfolio - L+300bps	—	—	14	175,499	3.19%	7/24/17	2.94%
TOTAL VARIABLE RATE SECURED MORTGAGES				563,604	3.65%	—	9.43%

Unsecured Credit Facility
Revolving Credit Facility - L+170bps	—	—		$54,731	1.89%	7/31/17	0.92%
TOTAL VARIABLE RATE UNSECURED CREDIT FACILITY	—	—		54,731	1.89%	7/31/17	0.92%

TOTAL VARIABLE RATE DEBT				$618,335	3.50%	—	10.35%

TOTAL DEBT				$5,975,578	4.79%	—	100.00%

		Net unamortized premiums on mortgages		98,557
		Net unamortized discount on notes		(15,605)
		DEBT OBLIGATIONS, NET		$6,058,530

Financial Liabilities
Inland Preferred	—	—		$128,577	11.00%	12/6/2015	75.41%
The Shoppes at Fox Run	Glastonbury	CT		15,194	8.00%	11/12/2028	8.91%
Bakersfield Plaza	Bakersfield	CA		13,851	6.00%	6/20/2031	8.12%
Cudahy Plaza	Cudahy	CA		4,586	6.00%	6/20/2031	2.69%
Bristol Plaza	Santa Ana	CA		8,307	6.00%	6/20/2031	4.87%
TOTAL FINANCIAL LIABILITIES				$170,515	9.95%	—	100.00%

		Net unamortized premiums on financial liabilities		2,463
		FINANCIAL LIABILITIES, NET		$172,978

TOTAL DEBT & FINANCIAL LIABILITIES, NET				$6,231,508

* Indicates property is part of a larger shopping center.
(1) Loan was paid off on November 1, 2013.
(2) Lender has a call option at any time with a minimum of 120 days notice.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
Pro Forma Summary of Outstanding Debt (Unaudited, dollars in thousands)

			Number of	Outstanding	Actual	Maturity	Percent of
Loan / Property Name	City	State	Properties	Balance	Interest Rate	Date	Total Indebtedness

(3) Lender has a call option at any time after November 2014 with a minimum of 120 days notice.
(4) Represents preferred equity of a venture with Inland American Real Estate Trust Inc., which is treated as mortgage debt for GAAP purposes. Brixmor’s ownership in the venture is approximately 30%.
(5) Loan has an Optional Maturity Date of January 2014. It was paid off on October 1, 2013.
(6) Term loan facility has been swapped from 1 month Libor to fixed at a combined rate of 0.844% (spread remains 160bps).
(7) The holders of the notes issued under the 1995 indenture have a put right that requires the Company to repurchase notes tendered by holders for an amount equal to the principal amount plus accrued and unpaid interest on January 15, 2014. If put right is not exercised, bonds range in maturity from 2026-2029.

(8) As of September 30, 2013, $114.99 million of the $115.0 million aggregate principal amount of the notes had been converted into cash by holders thereof.
(9) Subject to two one-year extensions.
(10) Scheduled to mature on September 1, 2015, subject to two one-year extension options.
(11) Scheduled to mature on March 1, 2016, subject to two one-year extension options.
(12) Scheduled to mature on January 1, 2015, subject to two one-year extension options.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
Historical Portfolio Unsecured Credit Facility Covenant Disclosure (Unaudited, dollars in thousands)

	Covenants	As of 9/30/13

I. Leverage ratio	< 65%	52.8%
Total Outstanding Indebtedness		6,576,662
Balance Sheet Cash		223,256
Total Asset Value		12,030,689

II. Secured leverage ratio	< 55%	29.7%
Total Secured Indebtedness		3,792,943
Balance Sheet Cash		223,256
Total Asset Value		12,030,689

III. Unsecured leverage ratio	< 65%	56.9%
Total Unsecured Indebtedness		2,379,108
Unrestricted Cash		141,133
Unencumbered Asset Value		3,935,631

IV. Fixed charge coverage ratio	> 1.5x	2.5x
Total Net Operating Income		832,473
Capital Expenditure Reserve		13,248
Fixed Charges		333,309

V. Unsecured debt coverage ratio	> 9.5%	12.2%
Net Operating Income attributable to Unencumbered Assets		273,310
Total Unsecured Indebtedness		2,379,108
Unrestricted Cash and cash from like-kind exchanges		141,133

Definitions for line of credit covenants:

Total Outstanding Indebtedness:	Total Indebtedness including capital leases, financing liabilities, redeemable non-controlling interests, letters of credit, guarantee obligations, and the
	Company's applicable share of joint venture Indebtedness.

Balance Sheet Cash:	Cash and cash equivalents, Restricted cash, and certain Marketable securities.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
Historical Portfolio Unsecured Credit Facility Covenant Disclosure (Unaudited, dollars in thousands)

Total Asset Value	An amount equal to the sum of the following for the Company and the Company's applicable share of its joint ventures: (i) Net Operating Income from
Stabilized Projects for the most recent six months annualized divided by 7.00%, (ii) the amount of Management Fees received by the Company for the most recent six months annualized divided by 7.00%, (iii) Acquisition Assets valued at the higher of their capitalization value (Net Operating Income for the most recent six months annualized divided by 7.00%) or acquisition cost, (iv) undepreciated Book Value of Land, (v) undepreciated Book Value of Assets Under
Development, (vi) undepreciated Book Value of Non-Stabilized Projects, (vii) value of Mezzanine Debt Investments, (viii) value of all First Mortgage
Receivables. The aggregate contributions to Total Asset Value from items (v), (vi), and (vii) above shall not exceed 35% of Total Asset Value.

Total Secured Indebtedness:	All indebtedness that is secured by a lien on any asset.
Total Unsecured Indebtedness:	All Indebtedness that is not Secured Indebtedness.

Unrestricted Cash:	Cash and cash equivalents, and certain marketable securities but excluding restricted cash.

Unencumbered Asset Value:	Total Asset Value from Unencumbered Assets as defined in the agreement.

Unencumbered Assets:	Any acquisition asset, land, operating property and any asset under development located in the Unites States which, as of any date of determination is not subject to any liens, claims, or restrictions on transferability or assignability of any kind other than (i) permitted encumbrances or liens in favor of the administrative agent and (ii) customary restrictions on transferability that result in a change of control or that trigger a right of first offer or right of first refusal.

Total Net Operating Income:	For the Company and the Company's applicable share of its joint ventures, as determined in accordance with GAAP, an amount equal to (i) the aggregate rental income and other revenues from the operation of all real estate assets, including from straight-lined rent and amortization of above or below market leases minus (ii) all expenses and other charges incurred in connection with the operation of such real estate assets but excluding the payment of or provision for debt service charges, income taxes, capital expenses, depreciation, amortization and other non-cash expenses.

Fixed Charges:	For any period, the sum of (i) total interest expense, (ii) all scheduled principal payments due on account of total outstanding indebtedness (excluding balloon payments) and (iii) all dividends payable on account of preferred stock or preferred operating partnership units of the borrower or any other person in the consolidated group.

Capital Expenditure Reserve:	For any Operating Property, an amount equal to (i) $0.15 multiplied by (ii) the number of square feet of such Operating Property.

Net Operating Income Attributable to Unencumbered Asset:	Net Operating Income from Unencumbered Assets.

Note: For full detailed descriptions of the Unsecured Credit Facility Covenant calculations and definitions of capitalized terms please refer to the Revolving Credit and Term Loan Agreement, dated as of

July 16, 2013 filed as Exhibit 10.6 to Amendment No. 1 to Form S-11, filed with the Securities and Exchange Commission on August 23, 2013.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
Reconciliation of GAAP Balance Sheet to Pro Forma Balance Sheet (Unaudited, dollars in thousands)

	Historical Portfolio		Pro Forma
	9/30/13	Adjustments (1)	9/30/13
Assets
Real estate
Land	$1,904,533	$112,583	$2,017,116
Buildings and improvements	8,017,597	541,103	8,558,700
	9,922,130	653,686	10,575,816
Accumulated depreciation and amortization	(1,085,671)	28,595	(1,057,076)
Real estate, net	8,836,459	682,281	9,518,740
Investments in and advances to unconsolidated joint ventures	9,155	(3,982)	5,173
Cash and cash equivalents	137,376	(1,733)	135,643
Restricted cash	82,123	6,936	89,059
Marketable securities	22,962	—	22,962
Receivables, net	178,304	(5,933)	172,371
Deferred charges and prepaid expenses, net	104,875	5,609	110,484
Other assets	33,621	(19,141)	14,480
Total assets	$9,404,875	$664,037	$10,068,912

Liabilities
Debt obligations, net	$6,477,257	$(418,727)	$6,058,530
Financing liabilities, net	172,978	—	172,978
Accounts payable, accrued expenses and other liabilities	606,163	61,230	667,393
Total liabilities	7,256,398	(357,497)	6,898,901

Redeemable non-controlling interests	21,467	—	21,467
Commitments and contingencies	—	—	—

Equity
Preferred stock, $0.01 par value, authorized 300,000,000 shares, issued and
outstanding 125 shares	—	—	—
Common stock, $0.01 par value, authorized 3,000,000,000 shares, issued and
outstanding 182,242,460 shares	1,822	475	2,297
Additional paid in capital	1,749,040	984,160	2,733,200
Accumulated other comprehensive loss	(7,732)	—	(7,732)
Distributions in excess of accumulated loss	(136,524)	(206,068)	(342,592)
Total stockholders' equity	1,606,606	778,567	2,385,173
Non-controlling interests	520,404	242,967	763,371
Total equity	2,127,010	1,021,534	3,148,544
Total liabilities and equity	$9,404,875	$664,037	$10,068,912

(1) Reflects the impact of the following transactions associated with the IPO including (i) the contribution of the Acquired Properties (ii) the distribution of the Excluded Properties (iii) the acquisition of the interest not already held in Arapahoe Crossings L.P. (iv) borrowings under the Unsecured Credit Facility, including the use thereof and (v) the net proceeds from the IPO, including the use thereof. The pro forma adjustments associated with these transactions assume that each transaction was completed as of September 30, 2013.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
Reconciliation of GAAP Statements of Operations to Pro Forma Statements of Operations (Unaudited, dollars in thousands, except per share amounts)

	Three Months Ended 9/30/13			Nine Months Ended 9/30/13
	Historical			Historical
	Portfolio	Adjustments (1)	Pro Forma	Portfolio	Adjustments (1)	Pro Forma

Revenues
Rental income	$228,775	$9,643	$238,418	$670,781	$31,305	$702,086
Expense reimbursements	62,227	2,576	64,803	184,808	6,963	191,771
Other revenues	2,366	(6)	2,360	8,333	(47)	8,286
Total revenues	293,368	12,213	305,581	863,922	38,221	902,143

Operating expenses
Operating costs	29,267	1,160	30,427	89,760	2,475	92,235
Real estate taxes	43,656	401	44,057	129,856	1,629	131,485
Depreciation and amortization	110,582	6,372	116,954	336,239	18,922	355,161
Provision for doubtful accounts	3,314	(201)	3,113	8,641	(345)	8,296
Impairment of real estate assets	—	—	—	29,113	(27,582)	1,531
General and administrative	23,605	(3,101)	20,504	65,401	(2,577)	62,824
Total operating expenses	210,424	4,631	215,055	659,010	(7,478)	651,532

Other income (expense)
Dividends and interest	209	3	212	628	8	636
Interest expense	(86,134)	10,019	(76,115)	(276,005)	48,113	(227,892)
Gain on sale of real estate assets and acquisition of joint venture interest	1,502	—	1,502	2,223	(161)	2,062
Other	(22,231)	21,424	(807)	(26,912)	22,012	(4,900)
Total other income (expense)	(106,654)	31,446	(75,208)	(300,066)	69,972	(230,094)

Income (loss) before equity in income of unconsolidated joint ventures	(23,710)	39,028	15,318	(95,154)	115,671	20,517
Equity in income of unconsolidated joint ventures	247	(44)	203	1,001	(168)	833
Income (loss) from continuing operations	(23,463)	38,984	15,521	(94,153)	115,503	21,350

Discontinued operations
Income from discontinued operations	191	(191)	—	418	(418)	—
Gain on disposition of operating properties	—	—	—	2,631	(2,631)	—
Impairment on real estate held for sale	(1,283)	1,283	—	(15,741)	15,741	—
Loss from discontinued operations	(1,092)	1,092	—	(12,692)	12,692	—

Net income (loss)	(24,555)	40,076	15,521	(106,845)	128,195	21,350
Non-controlling interests
Net income (loss) attributable to non-controlling interests	5,716	(9,781)	(4,065)	25,248	(31,248)	(6,000)

Net income (loss) attributable to common stockholders	$(18,839)	$30,295	$11,456	$(81,597)	$96,947	$15,350

Per common share:
Income (loss) from continuing operations:
Basic	$(0.10)	$0.15	$0.05	$(0.40)	$0.47	$0.07
Diluted	$(0.10)	$0.15	$0.05	$(0.40)	$0.47	$0.07
Net income (loss) attributable to common stockholders:
Basic	$(0.10)	$0.15	$0.05	$(0.45)	$0.52	$0.07
Diluted	$(0.10)	$0.15	$0.05	$(0.45)	$0.52	$0.07
Weighted average common outstanding shares:
Basic	182,242	47,438	229,680	182,242	47,438	229,680
Diluted	240,905	63,316	304,221	240,905	63,316	304,221

(1) Reflects the impact of the following transactions associated with the IPO including (i) the contribution of the Acquired Properties (ii) the distribution of the Excluded Properties (iii) the acquisition of the interest not already held in Arapahoe Crossings L.P. (iv) borrowings under the Unsecured Credit Facility, including the use thereof and (v) the net proceeds from the IPO, including the use thereof. The pro forma adjustments associated with these transactions assume that each transaction was completed as of as of January 1, 2013.

Transaction Summary Supplemental Disclosure Three Months Ended September 30, 2013

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
Acquisitions (Dollars in thousands)

Property Name	Property Type (1)	City, State	MSA	Purchase Date	Purchase Amount	Cap-Rate	GLA / Acres	Percent Leased	Anchor Tenant

Arapahoe Crossings (2)	O	Aurora, CO	Denver-Aurora-Broomfield, CO	7/31/2013	$20,000	7.3	466,363	96.5%	2nd & Charles, AMC Theatres, Big Lots, Gordmans, King Soopers (Kroger), Kohl's, Marshalls

	TOTAL - NINE MONTHS ENDED 9/30/13				$20,000		466,363

(1) O - Ownership interest.
(2) Acquired the remaining 70% interest in the property not owned by the Company in exchange for $20.0 million in cash and the $41.9 million mortgage encumbering the asset.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
Dispositions (Dollars in thousands)

Property Name	Property Type (1)	City, State	MSA	Sale Date	Sale Amount	Gain / (loss)	Cap-Rate	GLA / Acres	Percent Leased

Land at Victory Square	L	Savannah, GA	Savannah, GA	7/18/2013	$575	$361	—	0.8 acres	—

		TOTAL - NINE MONTHS ENDED 9/30/13			$575	$361	—	0.8 acres

(1) L - Land.

29

IPO Portfolio Summary Supplemental Disclosure Three Months Ended September 30, 2013

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Portfolio Overview

	As of:
	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012

Number of properties	522	522	522	522	522
GLA	86,796,116	86,739,958	86,708,730	86,616,342	86,451,763
Percent leased	92.1%	91.6%	91.2%	91.3%	91.2%
TOTAL ≥ 10,000 SF	96.9%	96.4%	96.1%	96.1%	96.0%
TOTAL < 10,000 SF	80.9%	80.6%	80.0%	80.1%	80.1%
Percent billed	90.2%	89.9%	89.6%	90.0%	89.5%
ABR	$886,800,318	$878,210,270	$870,724,429	$866,740,040	$862,037,674
ABR/SF	$11.87	$11.83	$11.79	$11.72	$11.70
Percent grocery anchored	71%	70%	70%	70%	71%
Percent community shopping centers	63%	63%	63%	63%	63%
Percent neighborhood shopping centers	37%	37%	37%	37%	37%

PORTFOLIO BY UNIT SIZE AS OF 9/30/13
	Number of Units	GLA	Percent Leased	Percent of Vacant GLA	ABR	ABR/SF
≥ 35,000 SF	580	36,223,893	98.5%	7.9%	$270,331,451	$8.55
20,000 – 34,999 SF	563	14,792,131	95.9%	8.8%	130,583,723	9.35
10,000 - 19,999 SF	707	9,591,253	92.7%	10.3%	105,320,340	12.18
5,000 - 9,999 SF	1,382	9,534,698	83.0%	23.7%	112,855,507	14.97
< 5,000 SF	8,117	16,654,141	79.7%	49.3%	267,709,297	20.69
TOTAL	11,349	86,796,116	92.1%	100.0%	$886,800,318	$11.87

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Portfolio by State (Dollars in thousands except per square foot amounts)

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
1	Alabama	4	989,814	92.8%	92.7%	$7,144	$7.85	0.8%	1.1%	0.8%
2	Arizona	2	288,110	87.9%	80.6%	2,239	8.84	0.4%	0.3%	0.3%
3	California	29	5,764,740	96.2%	94.4%	85,161	16.10	5.6%	6.6%	9.6%
4	Colorado	6	1,478,559	92.3%	87.5%	16,967	12.48	1.1%	1.7%	1.9%
5	Connecticut	15	2,279,890	95.4%	92.7%	29,486	14.49	2.9%	2.6%	3.3%
6	Delaware	1	191,855	100.0%	100.0%	2,070	10.79	0.2%	0.2%	0.2%
7	Florida	58	9,058,629	89.3%	87.6%	96,421	12.34	11.1%	10.4%	10.9%
8	Georgia	37	5,263,973	86.6%	85.5%	42,077	9.31	7.1%	6.1%	4.7%
9	Illinois	24	4,777,425	93.3%	90.8%	49,967	11.75	4.6%	5.5%	5.6%
10	Indiana	12	1,970,138	88.2%	86.2%	14,627	8.68	2.3%	2.3%	1.6%
11	Iowa	5	783,917	86.8%	86.8%	4,474	7.38	1.0%	0.9%	0.5%
12	Kansas	2	374,292	90.8%	84.9%	2,908	11.06	0.4%	0.4%	0.3%
13	Kentucky	12	2,520,021	95.7%	89.7%	19,635	8.73	2.3%	2.9%	2.2%
14	Louisiana	4	612,368	95.5%	95.3%	3,527	6.03	0.8%	0.7%	0.4%
15	Maine	2	391,746	92.2%	91.2%	2,522	13.08	0.4%	0.5%	0.3%
16	Maryland	5	772,682	96.6%	93.0%	9,204	12.38	1.0%	0.9%	1.0%
17	Massachusetts	10	1,728,553	90.6%	89.0%	18,106	14.43	1.9%	2.0%	2.0%
18	Michigan	19	3,733,555	91.2%	87.9%	30,789	10.66	3.6%	4.3%	3.5%
19	Minnesota	10	1,485,108	92.1%	91.7%	14,864	11.47	1.9%	1.7%	1.7%
20	Mississippi	3	406,316	68.4%	68.4%	2,633	10.01	0.6%	0.5%	0.3%
21	Missouri	6	874,795	94.2%	93.6%	6,110	7.53	1.1%	1.0%	0.7%
22	Nevada	3	609,661	94.1%	93.5%	7,765	13.54	0.6%	0.7%	0.9%
23	New Hampshire	5	769,713	96.1%	95.8%	7,884	13.02	1.0%	0.9%	0.9%
24	New Jersey	17	2,970,476	93.4%	90.9%	38,734	15.06	3.3%	3.4%	4.4%
25	New Mexico	2	83,800	100.0%	100.0%	911	10.88	0.4%	0.1%	0.1%
26	New York	33	4,344,617	94.2%	92.5%	59,342	14.96	6.3%	5.0%	6.7%
27	North Carolina	22	4,422,854	91.1%	89.9%	39,250	10.79	4.2%	5.1%	4.4%
28	Ohio	24	4,516,770	89.3%	86.9%	39,905	10.49	4.6%	5.2%	4.5%
29	Oklahoma	1	186,851	100.0%	100.0%	1,742	9.32	0.2%	0.2%	0.2%
30	Pennsylvania	37	6,059,574	94.7%	93.3%	64,096	12.90	7.1%	7.0%	7.2%
31	Rhode Island	1	148,126	97.4%	96.4%	1,435	9.95	0.2%	0.2%	0.2%
32	South Carolina	8	1,394,993	85.9%	84.7%	12,013	10.21	1.5%	1.6%	1.4%

33	Tennessee	16	3,244,989	93.6%	91.7%	27,349	9.43	3.1%	3.7%	3.1%
34	Texas	68	9,608,790	93.1%	91.6%	100,951	12.20	13.0%	11.1%	11.4%
35	Vermont	1	224,514	99.1%	99.1%	1,912	8.59	0.2%	0.3%	0.2%
36	Virginia	11	1,447,318	94.7%	93.8%	13,732	11.25	2.1%	1.7%	1.5%
37	West Virginia	2	251,500	93.5%	92.3%	1,880	8.00	0.4%	0.3%	0.2%
38	Wisconsin	5	765,084	89.8%	88.2%	6,966	10.15	1.0%	0.9%	0.8%

TOTAL		522	86,796,116	92.1%	90.2%	$886,800	$11.87	100.0%	100.0%	100.0%

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Portfolio by Largest US MSAs (Dollars in thousands except per square foot amounts)

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2011 Population	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
1	New York-Northern New Jersey-Long Island, NY-NJ-PA	27	3,229,712	94.5%	91.8%	$54,159	$18.53	5.2%	3.7%	6.1%
2	Los Angeles-Long Beach-Santa Ana, CA	9	1,685,511	97.9%	93.5%	27,244	16.90	1.7%	1.9%	3.1%
3	Chicago-Joliet-Naperville, IL-IN-WI	16	3,944,483	93.5%	90.7%	43,563	12.34	3.1%	4.5%	4.9%
4	Dallas-Fort Worth-Arlington, TX	16	2,963,112	92.7%	89.9%	38,478	14.23	3.1%	3.4%	4.3%
5	Houston-Sugar Land-Baytown, TX	38	4,685,622	94.9%	94.2%	46,553	10.80	7.3%	5.4%	5.2%
6	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	27	4,193,563	94.0%	91.6%	51,525	14.74	5.2%	4.8%	5.8%
7	Washington-Arlington-Alexandria, DC-VA-MD-WV	2	318,378	95.1%	91.3%	3,392	11.20	0.4%	0.4%	0.4%
8	Miami-Fort Lauderdale-Pompano Beach, FL	10	1,756,339	81.2%	78.1%	18,553	13.60	1.9%	2.0%	2.1%
9	Atlanta-Sandy Springs-Marietta, GA	24	3,587,632	88.1%	86.5%	31,468	10.06	4.6%	4.1%	3.5%
10	Boston-Cambridge-Quincy, MA-NH	5	542,274	88.8%	88.8%	5,903	12.26	1.0%	0.6%	0.7%
	Top 10 Largest US MSAs by Population	174	26,906,626	92.5%	90.3%	320,840	13.45	33.3%	31.0%	36.2%

11	San Francisco-Oakland-Fremont, CA	2	469,869	92.6%	90.9%	7,969	23.48	0.4%	0.5%	0.9%
12	Riverside-San Bernardino-Ontario, CA	4	543,530	91.7%	89.7%	6,135	12.40	0.8%	0.6%	0.7%
13	Detroit-Warren-Livonia, MI	9	1,623,470	91.6%	90.2%	15,350	11.12	1.7%	1.9%	1.7%
14	Phoenix-Mesa-Glendale, AZ	1	119,525	85.4%	67.9%	689	6.75	0.2%	0.1%	0.1%
15	Seattle-Tacoma-Bellevue, WA	—	—	—%	—%	—	—	—%	—%	—%
16	Minneapolis-St. Paul-Bloomington, MN-WI	8	1,191,459	90.8%	90.3%	12,316	12.19	1.5%	1.4%	1.4%
17	San Diego-Carlsbad-San Marcos, CA	2	505,814	97.7%	97.1%	8,529	17.87	0.4%	0.6%	1.0%
18	Tampa-St. Petersburg-Clearwater, FL	15	2,385,302	93.3%	91.3%	25,173	11.99	2.9%	2.7%	2.8%
19	St. Louis, MO-IL	4	670,045	89.3%	88.5%	4,796	8.60	0.8%	0.8%	0.5%
20	Baltimore-Towson, MD	1	220,267	98.6%	91.3%	2,504	11.53	0.2%	0.3%	0.3%
	Top 20 Largest US MSAs by Population	220	34,635,907	92.5%	90.3%	404,299	13.24	42.1%	39.9%	45.6%

21	Denver-Aurora-Broomfield, CO	5	1,199,769	92.6%	86.6%	13,199	11.95	1.0%	1.4%	1.5%
22	Pittsburgh, PA	1	218,714	100.0%	100.0%	1,690	8.48	0.2%	0.3%	0.2%
23	Portland-Vancouver-Hillsboro, OR-WA	—	—	—%	—%	—	—	—%	—%	—%
24	San Antonio-New Braunfels, TX	—	—	—%	—%	—	—	—%	—%	—%
25	Sacramento--Arden-Arcade--Roseville, CA	1	106,023	93.1%	93.1%	1,884	19.08	0.2%	0.1%	0.2%
26	Orlando-Kissimmee-Sanford, FL	7	996,309	91.5%	90.8%	13,793	15.49	1.3%	1.1%	1.6%
27	Cincinnati-Middletown, OH-KY-IN	7	1,863,052	96.5%	88.2%	18,498	11.96	1.3%	2.1%	2.1%
28	Cleveland-Elyria-Mentor, OH	7	1,439,035	89.1%	84.8%	13,848	10.80	1.3%	1.7%	1.6%
29	Kansas City, MO-KS	4	611,786	93.4%	93.2%	4,420	7.86	0.8%	0.7%	0.5%
30	Las Vegas-Paradise, NV	3	609,661	94.1%	93.5%	7,765	13.54	0.6%	0.7%	0.9%
31	San Jose-Sunnyvale-Santa Clara, CA	—	—	—%	—%	—	—	—%	—%	—%

32	Columbus, OH	4	449,371	83.6%	83.2%	3,445	9.94	0.8%	0.5%	0.4%
33	Charlotte-Gastonia-Rock Hill, NC-SC	4	1,082,716	86.9%	82.9%	8,189	10.18	0.8%	1.2%	0.9%
34	Austin-Round Rock-San Marcos, TX	1	168,112	62.9%	62.9%	1,126	10.65	0.2%	0.2%	0.1%
35	Indianapolis-Carmel, IN	4	886,699	85.2%	81.7%	6,173	8.42	0.8%	1.0%	0.7%
36	Virginia Beach-Norfolk-Newport News, VA-NC	2	206,067	92.5%	88.3%	3,092	16.35	0.4%	0.2%	0.3%
37	Nashville-Davidson--Murfreesboro--Franklin, TN	7	1,277,886	93.4%	91.8%	11,246	9.51	1.3%	1.5%	1.3%
38	Providence-New Bedford-Fall River, RI-MA	1	148,126	97.4%	96.4%	1,435	9.95	0.2%	0.2%	0.2%
39	Milwaukee-Waukesha-West Allis, WI	4	714,529	89.9%	88.3%	6,483	10.09	0.8%	0.8%	0.7%
40	Jacksonville, FL	5	827,528	84.2%	83.7%	8,589	12.41	1.0%	1.0%	1.0%
41	Memphis, TN-MS-AR	1	662,474	89.5%	83.8%	7,095	12.19	0.2%	0.8%	0.8%
42	Louisville/Jefferson County, KY-IN	4	684,607	89.4%	88.0%	5,939	10.00	0.8%	0.8%	0.7%
43	Oklahoma City, OK	—	—	—%	—%	—	—	—%	—%	—%
44	Richmond, VA	2	215,897	91.4%	91.4%	2,443	12.37	0.4%	0.2%	0.3%
45	Hartford-West Hartford-East Hartford, CT	4	897,262	98.2%	95.3%	11,732	15.76	0.8%	1.0%	1.3%
46	New Orleans-Metairie-Kenner, LA	—	—	—%	—%	—	—	—%	—%	—%
47	Raleigh-Cary, NC	2	291,038	94.1%	94.1%	3,403	15.15	0.4%	0.3%	0.4%
48	Salt Lake City, UT	—	—	—%	—%	—	—	—%	—%	—%
49	Buffalo-Niagara Falls, NY	1	93,144	97.9%	97.9%	1,243	13.64	0.2%	0.1%	0.1%
50	Birmingham-Hoover, AL	—	—	—%	—%	—	—	—%	—%	—%
	Top 50 Largest US MSAs by Population	301	50,285,712	92.1%	89.6%	561,028	12.73	57.7%	57.9%	63.3%

	Other MSAs	221	36,510,404	92.2%	91.1%	325,772	10.63	42.3%	42.1%	36.7%

TOTAL		522	86,796,116	92.1%	90.2%	$886,800	$11.87	100.0%	100.0%	100.0%

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Portfolio Largest MSAs by ABR (Dollars in thousands except per square foot amounts)

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	IPO Portfolio Largest MSAs by ABR	MSA Rank	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
1	New York-Northern New Jersey-Long Island, NY-NJ-PA	1	27	3,229,712	94.5%	91.8%	$54,159	$18.53	5.2%	3.7%	6.1%
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	6	27	4,193,563	94.0%	91.6%	51,525	14.74	5.2%	4.8%	5.8%
3	Houston-Sugar Land-Baytown, TX	5	38	4,685,622	94.9%	94.2%	46,553	10.80	7.3%	5.4%	5.2%
4	Chicago-Joliet-Naperville, IL-IN-WI	3	16	3,944,483	93.5%	90.7%	43,563	12.34	3.1%	4.5%	4.9%
5	Dallas-Fort Worth-Arlington, TX	4	16	2,963,112	92.7%	89.9%	38,478	14.23	3.1%	3.4%	4.3%
6	Atlanta-Sandy Springs-Marietta, GA	9	24	3,587,632	88.1%	86.5%	31,468	10.06	4.6%	4.1%	3.5%
7	Los Angeles-Long Beach-Santa Ana, CA	2	9	1,685,511	97.9%	93.5%	27,244	16.90	1.7%	1.9%	3.1%
8	Tampa-St. Petersburg-Clearwater, FL	18	15	2,385,302	93.3%	91.3%	25,173	11.99	2.9%	2.7%	2.8%
9	Miami-Fort Lauderdale-Pompano Beach, FL	8	10	1,756,339	81.2%	78.1%	18,553	13.60	1.9%	2.0%	2.1%
10	Cincinnati-Middletown, OH-KY-IN	27	7	1,863,052	96.5%	88.2%	18,498	11.96	1.3%	2.1%	2.1%

	IPO Portfolio 10 Largest MSAs by ABR	—	189	30,294,328	92.9%	90.2%	355,215	13.30	36.2%	34.9%	40.1%

11	Detroit-Warren-Livonia, MI	13	9	1,623,470	91.6%	90.2%	15,350	11.12	1.7%	1.9%	1.7%
12	Cleveland-Elyria-Mentor, OH	28	7	1,439,035	89.1%	84.8%	13,848	10.80	1.3%	1.7%	1.6%
13	Orlando-Kissimmee-Sanford, FL	26	7	996,309	91.5%	90.8%	13,793	15.49	1.3%	1.1%	1.6%
14	Denver-Aurora-Broomfield, CO	21	5	1,199,769	92.6%	86.6%	13,199	11.95	1.0%	1.4%	1.5%
15	Allentown-Bethlehem-Easton, PA-NJ	64	5	1,298,490	96.9%	96.0%	12,750	10.74	1.0%	1.5%	1.4%
16	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,191,459	90.8%	90.3%	12,316	12.19	1.5%	1.4%	1.4%
17	Hartford-West Hartford-East Hartford, CT	45	4	897,262	98.2%	95.3%	11,732	15.76	0.8%	1.0%	1.3%
18	Nashville-Davidson--Murfreesboro--Franklin, TN	37	7	1,277,886	93.4%	91.8%	11,246	9.51	1.3%	1.5%	1.3%
19	Oxnard-Thousand Oaks-Ventura, CA	63	3	677,512	99.5%	99.5%	10,491	15.79	0.6%	0.8%	1.2%
20	Binghamton, NY	186	4	751,106	98.9%	98.9%	9,524	12.83	0.8%	0.9%	1.1%

	IPO Portfolio 20 Largest MSAs by ABR	—	248	41,646,626	93.1%	90.6%	479,463	12.99	47.5%	48.0%	54.1%

21	Naples-Marco Island, FL	149	4	755,309	97.1%	96.8%	8,925	12.22	0.8%	0.9%	1.0%
22	Jacksonville, FL	40	5	827,528	84.2%	83.7%	8,589	12.41	1.0%	1.0%	1.0%
23	San Diego-Carlsbad-San Marcos, CA	17	2	505,814	97.7%	97.1%	8,529	17.87	0.4%	0.6%	1.0%
24	Charlotte-Gastonia-Rock Hill, NC-SC	33	4	1,082,716	86.9%	82.9%	8,189	10.18	0.8%	1.2%	0.9%
25	San Francisco-Oakland-Fremont, CA	11	2	469,869	92.6%	90.9%	7,969	23.48	0.4%	0.5%	0.9%
26	Las Vegas-Paradise, NV	30	3	609,661	94.1%	93.5%	7,765	13.54	0.6%	0.7%	0.9%
27	Vallejo-Fairfield, CA	123	1	490,407	96.7%	95.5%	7,419	15.72	0.2%	0.6%	0.8%
28	New Haven-Milford, CT	60	6	586,687	90.2%	88.1%	7,315	13.83	1.1%	0.7%	0.8%

29	Memphis, TN-MS-AR	41	1	662,474	89.5%	83.8%	7,095	12.19	0.2%	0.8%	0.8%
30	Fresno, CA	55	2	427,624	95.4%	93.3%	7,031	17.24	0.4%	0.5%	0.8%
31	Norwich-New London, CT	170	2	433,602	99.0%	97.6%	6,902	16.07	0.4%	0.5%	0.8%
32	Port St. Lucie, FL	117	5	637,470	81.6%	80.7%	6,842	13.16	1.0%	0.7%	0.8%
33	Milwaukee-Waukesha-West Allis, WI	39	4	714,529	89.9%	88.3%	6,483	10.09	0.8%	0.8%	0.7%
34	Indianapolis-Carmel, IN	35	4	886,699	85.2%	81.7%	6,173	8.42	0.8%	1.0%	0.7%
35	Riverside-San Bernardino-Ontario, CA	12	4	543,530	91.7%	89.7%	6,135	12.40	0.8%	0.6%	0.7%
36	Louisville/Jefferson County, KY-IN	42	4	684,607	89.4%	88.0%	5,939	10.00	0.8%	0.8%	0.7%
37	Boston-Cambridge-Quincy, MA-NH	10	5	542,274	88.8%	88.8%	5,903	12.26	1.0%	0.6%	0.7%
38	Worcester, MA	67	3	525,630	77.6%	75.2%	5,408	13.26	0.6%	0.6%	0.6%
39	Scranton--Wilkes-Barre, PA	90	2	609,072	98.7%	98.7%	5,058	18.97	0.4%	0.7%	0.6%
40	Springfield, MA	77	3	456,737	97.1%	97.1%	5,021	13.33	0.6%	0.5%	0.6%
41	Ann Arbor, MI	146	3	663,535	96.5%	83.8%	4,829	7.54	0.6%	0.8%	0.5%
42	Wilmington, NC	139	2	379,107	97.5%	96.4%	4,829	13.20	0.4%	0.4%	0.5%
43	Poughkeepsie-Newburgh-Middletown, NY	79	3	399,272	91.3%	90.9%	4,820	13.45	0.6%	0.5%	0.5%
44	St. Louis, MO-IL	19	4	670,045	89.3%	88.5%	4,796	8.60	0.8%	0.8%	0.5%
45	College Station-Bryan, TX	193	4	491,763	92.8%	90.2%	4,774	15.17	0.8%	0.6%	0.5%
46	Dayton, OH	62	3	533,845	93.5%	92.4%	4,685	11.63	0.6%	0.6%	0.5%
47	Greensboro-High Point, NC	71	1	406,768	97.8%	97.0%	4,554	11.45	0.2%	0.5%	0.5%
48	Winston-Salem, NC	105	3	438,898	89.9%	89.9%	4,535	11.89	0.6%	0.5%	0.5%
49	North Port-Bradenton-Sarasota, FL	73	4	556,862	91.0%	91.0%	4,510	8.98	0.8%	0.6%	0.5%
50	Kansas City, MO-KS	29	4	611,786	93.4%	93.2%	4,420	7.86	0.8%	0.7%	0.5%

	IPO Portfolio 50 Largest MSAs by ABR	—	345	59,250,746	92.5%	90.2%	664,906	12.80	66.1%	68.3%	75.0%

51	Corpus Christi, TX	114	4	565,070	84.2%	83.3%	4,413	11.35	0.8%	0.7%	0.5%
52	Salisbury, NC	301	2	429,157	93.9%	93.9%	4,271	10.60	0.4%	0.5%	0.5%
53	Manchester-Nashua, NH	130	2	348,189	99.6%	99.0%	4,054	18.69	0.4%	0.4%	0.5%
54	Mobile, AL	126	1	611,972	90.2%	90.2%	3,979	7.31	0.2%	0.7%	0.4%
55	Pittsfield, MA	318	1	442,549	99.9%	96.9%	3,858	19.44	0.2%	0.5%	0.4%
56	Boulder, CO	159	1	278,790	91.3%	91.3%	3,768	14.81	0.2%	0.3%	0.4%
57	Roanoke, VA	153	4	522,010	96.2%	95.4%	3,556	8.02	0.8%	0.6%	0.4%
58	Columbus, OH	32	4	449,371	83.6%	83.2%	3,445	9.94	0.8%	0.5%	0.4%
59	Raleigh-Cary, NC	47	2	291,038	94.1%	94.1%	3,403	15.15	0.4%	0.3%	0.4%
60	Washington-Arlington-Alexandria, DC-VA-MD-WV	7	2	318,378	95.1%	91.3%	3,392	11.20	0.4%	0.4%	0.4%
61	Panama City-Lynn Haven-Panama City Beach, FL	243	2	397,512	96.8%	96.8%	3,174	8.25	0.4%	0.5%	0.4%
62	Saginaw-Saginaw Township North, MI	216	2	469,478	85.4%	85.4%	3,173	10.10	0.4%	0.5%	0.4%
63	Charleston-North Charleston-Summerville, SC	78	3	556,809	84.4%	82.7%	3,131	6.71	0.6%	0.6%	0.4%
64	Spartanburg, SC	163	1	385,609	78.7%	77.9%	3,100	10.89	0.2%	0.4%	0.3%
65	Virginia Beach-Norfolk-Newport News, VA-NC	36	2	206,067	92.5%	88.3%	3,092	16.35	0.4%	0.2%	0.3%
66	Atlantic City-Hammonton, NJ	169	1	179,199	96.8%	92.2%	3,072	17.71	0.2%	0.2%	0.3%
67	Toledo, OH	82	2	609,066	77.0%	74.8%	3,049	6.50	0.4%	0.7%	0.3%
68	Greenville-Mauldin-Easley, SC	83	2	220,723	94.6%	93.7%	2,957	14.16	0.4%	0.3%	0.3%

69	Bakersfield-Delano, CA	61	1	236,873	99.9%	99.9%	2,873	12.14	0.2%	0.3%	0.3%
70	Lexington-Fayette, KY	106	2	414,960	96.3%	94.5%	2,855	7.14	0.4%	0.5%	0.3%
71	Hilton Head Island-Beaufort, SC	223	2	231,852	93.5%	92.4%	2,824	13.03	0.4%	0.3%	0.3%
72	Elkhart-Goshen, IN	217	2	445,534	96.6%	96.6%	2,778	6.46	0.4%	0.5%	0.3%
73	Tullahoma, TN	389	3	433,744	93.8%	93.4%	2,658	6.53	0.6%	0.5%	0.3%
74	Traverse City, MI	287	1	412,755	96.9%	96.9%	2,642	27.52	0.2%	0.5%	0.3%
75	Jackson, MS	95	3	406,316	68.4%	68.4%	2,633	10.01	0.6%	0.5%	0.3%
76	Odessa, TX	297	1	366,091	100.0%	100.0%	2,555	11.16	0.2%	0.4%	0.3%
77	Greenville, NC	221	1	232,816	86.5%	86.5%	2,536	12.60	0.2%	0.3%	0.3%
78	Portland-South Portland-Biddeford, ME	101	2	391,746	92.2%	91.2%	2,522	13.08	0.4%	0.5%	0.3%
79	Baltimore-Towson, MD	20	1	220,267	98.6%	91.3%	2,504	11.53	0.2%	0.3%	0.3%
80	Savannah, GA	143	2	210,557	87.0%	87.0%	2,466	13.66	0.4%	0.2%	0.3%
81	Richmond, VA	44	2	215,897	91.4%	91.4%	2,443	12.37	0.4%	0.2%	0.3%
82	Des Moines-West Des Moines, IA	88	2	511,277	83.5%	83.5%	2,430	6.90	0.4%	0.6%	0.3%
83	Chattanooga, TN-GA	98	2	339,426	96.7%	96.7%	2,407	7.95	0.4%	0.4%	0.3%
84	Lancaster, PA	99	3	236,006	95.1%	95.1%	2,360	10.52	0.6%	0.3%	0.3%
85	Blacksburg-Christiansburg-Radford, VA	252	1	180,220	97.1%	97.1%	2,356	13.70	0.2%	0.2%	0.3%
86	Fort Wayne, IN	122	2	254,094	78.0%	78.0%	2,250	13.35	0.4%	0.3%	0.3%
87	New Iberia, LA	479	2	333,091	96.4%	96.0%	2,194	6.83	0.4%	0.4%	0.2%
88	Dover, DE	248	1	191,855	100.0%	100.0%	2,070	10.79	0.2%	0.2%	0.2%
89	Corning, NY	393	1	253,335	100.0%	98.6%	2,019	7.97	0.2%	0.3%	0.2%
90	Durham-Chapel Hill, NC	102	2	182,828	95.3%	94.6%	2,017	11.99	0.4%	0.2%	0.2%
91	Davenport-Moline-Rock Island, IA-IL	134	3	290,643	93.1%	93.1%	2,012	7.44	0.6%	0.3%	0.2%
92	Rutland, VT	533	1	224,514	99.1%	99.1%	1,912	8.59	0.2%	0.3%	0.2%
93	Santa Barbara-Santa Maria-Goleta, CA	118	1	179,495	96.4%	96.4%	1,900	11.88	0.2%	0.2%	0.2%
94	York-Hanover, PA	113	1	153,088	100.0%	95.5%	1,897	12.62	0.2%	0.2%	0.2%
95	Altoona, PA	328	1	279,746	92.3%	92.3%	1,885	7.30	0.2%	0.3%	0.2%
96	Sacramento--Arden-Arcade--Roseville, CA	25	1	106,023	93.1%	93.1%	1,884	19.08	0.2%	0.1%	0.2%
97	Merced, CA	178	1	144,444	84.0%	84.0%	1,868	15.39	0.2%	0.2%	0.2%
98	Statesville-Mooresville, NC	254	1	340,189	96.7%	96.7%	1,856	5.64	0.2%	0.4%	0.2%
99	Springfield, IL	204	2	178,644	94.5%	92.9%	1,812	10.74	0.4%	0.2%	0.2%
100	Hickory-Lenoir-Morganton, NC	141	2	295,970	74.5%	73.7%	1,811	8.22	0.4%	0.3%	0.2%

	IPO Portfolio 100 Largest MSAs by ABR	—	436	75,426,029	92.2%	90.2%	801,021	12.29	83.5%	86.9%	90.3%

	Other MSAs	—	86	11,370,087	91.3%	90.1%	85,780	8.99	16.5%	13.1%	9.7%

TOTAL		—	522	86,796,116	92.1%	90.2%	$886,800	$11.87	100.0%	100.0%	100.0%

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Portfolio Top Forty Retailers Ranked by ABR

	Retailer	Owned Leases	GLA	Percent of Portfolio GLA	ABR	Percent of Portfolio ABR

1	The Kroger Co. (1)	69	4,441,087	5.1%	$30,506,545	3.4%
2	The TJX Companies, Inc. (2)	95	3,033,296	3.5%	28,854,912	3.3%
3	Wal-Mart Stores, Inc. (3)	28	3,478,406	4.0%	16,701,986	1.9%
4	Publix Super Markets, Inc. (4)	39	1,794,443	2.1%	16,514,270	1.9%
5	Dollar Tree Stores, Inc. (5)	129	1,470,970	1.7%	14,734,480	1.7%
6	Ahold USA, Inc. (6)	21	1,247,080	1.4%	13,636,737	1.5%
7	Sears Holdings Corporation (7)	29	2,586,256	3.0%	11,830,404	1.3%
8	Ross Stores, Inc. (8)	30	855,220	1.0%	9,394,382	1.1%
9	Best Buy Co., Inc. (9)	18	713,507	0.8%	9,292,993	1.0%
10	Bed Bath & Beyond Inc. (10)	30	729,787	0.8%	9,139,494	1.0%
	TOP 10 RETAILERS	488	20,350,052	23.4%	160,606,203	18.1%

11	PetSmart, Inc.	29	655,214	0.8%	9,063,569	1.0%
12	Big Lots, Inc.	46	1,469,293	1.7%	8,448,443	1.0%
13	Safeway Inc. (11)	16	842,883	1.0%	8,255,328	0.9%
14	Staples, Inc.	32	707,582	0.8%	8,134,458	0.9%
15	Burlington Stores, Inc.	14	1,131,459	1.3%	7,347,166	0.8%
16	Kohl's Corporation	13	1,022,775	1.2%	7,203,527	0.8%
17	PETCO Animal Supplies, Inc.	32	438,479	0.5%	6,669,252	0.8%
18	DICK'S Sporting Goods, Inc. (12)	12	492,031	0.6%	6,375,867	0.7%
19	Bi-Lo Holdings, LLC (13)	18	834,061	1.0%	6,322,597	0.7%
20	Hobby Lobby Stores, Inc.	16	962,402	1.1%	6,088,519	0.7%
	TOP 20 RETAILERS	716	28,906,231	33.3%	234,514,929	26.4%

21	Ascena Retail Group, Inc. (14)	59	349,543	0.4%	6,039,338	0.7%
22	Michaels Stores, Inc.	26	563,368	0.6%	5,939,021	0.7%
23	L.A. Fitness International, LLC	9	390,095	0.4%	5,659,224	0.6%
24	Office Depot, Inc.	24	559,862	0.6%	5,644,193	0.6%
25	H.E. Butt Grocery Company (15)	8	510,551	0.6%	5,464,118	0.6%
26	The Home Depot, Inc.	8	799,388	0.9%	5,447,359	0.6%
27	Party City Corporation	30	366,281	0.4%	5,108,553	0.6%
28	Giant Eagle, Inc. (16)	7	555,560	0.6%	5,064,233	0.6%
29	Stage Stores, Inc. (17)	35	827,109	1.0%	4,896,367	0.6%
30	OfficeMax Incorporated	20	466,175	0.5%	4,889,785	0.6%
31	Walgreen Co.	21	300,253	0.3%	4,813,416	0.5%
32	CVS Caremark Corporation	24	320,493	0.4%	4,713,761	0.5%
33	The Great Atlantic & Pacific Tea Company (18)	7	330,480	0.4%	4,333,485	0.5%
34	Barnes & Noble, Inc.	12	258,663	0.3%	4,316,563	0.5%
35	Toys"R"US, Inc. (19)	13	477,284	0.5%	4,244,319	0.5%
36	The Sports Authority, Inc.	9	400,158	0.5%	4,154,169	0.5%
37	Delhaize America Inc. (20)	13	484,158	0.6%	4,087,489	0.5%
38	Jo-Ann Stores, Inc.	21	397,169	0.5%	4,048,565	0.5%
39	Wakefern Food Corporation (21)	7	354,575	0.4%	3,990,500	0.4%
40	Payless ShoeSource	68	209,597	0.2%	3,963,729	0.4%
	TOTAL TOP 40 RETAILERS	1,137	37,826,993	43.6%	$331,333,116	37.4%

	Impact of Pending Transactions:
	Merger of Office Depot, Inc. and OfficeMax, Inc.	44	1,026,037	1.2%	$10,533,978	1.2%

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Portfolio Top Forty Retailers Ranked by ABR

(1) Includes Kroger (55), Harris Teeter (3), King Soopers (3), Ralphs (3), Smith's (2), Dillons (1), Food 4 Less (1) and Pay Less (1).	(12) Includes DICK'S Sporting Goods (9) and Golf Galaxy (3).
(2) Includes T.J. Maxx (50), Marshalls (36) and HomeGoods (9).	(13) Includes Winn-Dixie (10), BI-LO (5) and Harveys (3).
(3) Includes Supercenters (14), Discount Stores (9), Walmart Neighborhood Market (4) and Sam's Club (1).	(14) Includes dressbarn (27), Catherines (11), Lane Bryant (8), Justice (7) and maurices (6).
(4) Includes Publix (38) and Publix Sabor (1).	(15) Includes H-E-B (7) and Central Market (1).
(5) Includes Dollar Tree (125), Deals (3) and Dollar Stop (1).	(16) Includes Giant Eagle (6) and Good Cents Grocery + More (1).
(6) Includes Giant Food (9), Stop & Shop (8), Martin's Food Markets (2), Super Stop & Shop (1) and Tops (1).	(17) Includes Bealls Outlet (12), Peebles (9), Bealls (7), Palais Royal (3), Goody's (2), Stage (1) and Steele's (1).
(7) Includes Kmart (25), Sears (3) and Sears Outlet (1).	(18) Includes A&P (3), Pathmark (2), Superfresh (1) and Waldbaum's (1).
(8) Includes Ross Dress for Less.	(19) Includes Babies"R"Us (8) and Toys"R"Us (5).
(9) Includes Best Buy (16) and Pacific Sales (2).	(20) Includes Food Lion (10), Hannaford (2) and Bottom Dollar Food (1).
(10) Includes Bed Bath & Beyond (16), Harmon Face Values (6), Christmas Tree Shops (4), World Market (3) and buybuy BABY (1).	(21) Includes ShopRite (4) and PriceRite (3).
(11) Includes Vons (5), Randalls (4), Dominick's (3), Tom Thumb (3) and Safeway (1).

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Portfolio New & Renewal Lease Summary

						Comparable Only		Renewal Rate (by count)	Renewal Rate (by GLA)
		Leases	GLA	New ABR	New ABR / SF	Leases	Rent Growth (1)
TOTAL - ALL LEASES
Three months ended 9/30/13		640	4,052,233	$48,187,519	$11.89	487	11.5%	—	—
Three months ended 6/30/13		580	2,852,905	36,861,547	12.92	416	8.4%	—	—
Three months ended 3/31/13		486	2,576,964	33,707,784	13.08	384	7.6%	—	—
Three months ended 12/31/12		523	3,134,852	36,726,425	11.72	410	7.2%	—	—
TOTAL - TTM		2,229	12,616,954	$155,483,274	$12.32	1,697	8.9%	—	—

NEW LEASES
Three months ended 9/30/13		217	975,183	$12,937,956	$13.27	64	50.9%	—	—
Three months ended 6/30/13		234	949,309	13,282,929	13.99	70	22.7%	—	—
Three months ended 3/31/13		137	659,339	7,975,318	12.10	35	19.2%	—	—
Three months ended 12/31/12		167	821,723	10,392,146	12.65	54	29.5%	—	—
TOTAL - TTM		755	3,405,554	$44,588,349	$13.09	223	31.1%	—	—

RENEWAL & OPTION LEASES
Three months ended 9/30/13		423	3,077,050	$35,249,563	$11.46	423	7.6%	77.9%	82.7%
Three months ended 6/30/13		346	1,903,596	23,578,618	12.39	346	5.9%	77.1%	83.0%
Three months ended 3/31/13		349	1,917,625	25,732,466	13.42	349	6.5%	77.9%	83.8%
Three months ended 12/31/12		356	2,313,129	26,334,279	11.38	356	4.2%	78.6%	82.6%
TOTAL - TTM		1,474	9,211,400	$110,894,925	$12.04	1,474	6.2%	77.9%	83.1%

RENT GROWTH BY TENANT SIZE					LEASES BY ANCHOR AND SMALL SHOP - THREE MONTHS ENDED 9/30/13
	Three Months Ended					% of Leases	% of GLA	% of ABR	New ABR / SF
TOTAL - ALL LEASES	9/30/2013	6/30/2013	3/31/2013	12/31/2012	Anchor Leases (≥ 10,000 SF)
≥ 35,000 SF	15.1%	8.6%	2.8%	(4.5)%	Total - All leases	13%	63%	47%	$8.83
20,000 – 34,999 SF	11.4%	3.6%	8.2%	13.4%	New leases	10%	52%	41%	10.59
10,000 - 19,999 SF	13.6%	17.3%	7.6%	15.0%	Renewal leases	15%	67%	49%	8.39
5,000 - 9,999 SF	10.6%	14.5%	13.5%	10.4%
< 5,000 SF	9.4%	5.7%	6.2%	6.0%	Small Shop Leases (< 10,000 SF)
TOTAL	11.5%	8.4%	7.6%	7.2%	Total - All leases	87%	37%	53%	$17.12
TOTAL ≥ 10,000 SF	13.5%	9.5%	6.0%	7.3%	New leases	90%	48%	59%	16.12
TOTAL < 10,000 SF	9.7%	7.7%	8.5%	7.1%	Renewal leases	85%	33%	51%	17.58

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Portfolio Anchor Space Repositioning Summary (Dollars in thousands)

	Property Name	City, State	Description
IN PROCESS ANCHOR SPACE REPOSITIONINGS
1	Bakersfield Plaza	Bakersfield, CA	Remerchandise to be acquired CVS with a 29K SF Ross Dress for Less
2	San Dimas Plaza	San Dimas, CA	Addition of a 46K SF Smart & Final Extra! in former Ralphs (Kroger)
3	Villa Monaco	Denver, CO	Remerchandise former King Soopers (Kroger) with a 56K SF Walmart Neighborhood Market
4	Westminster City Center	Westminster, CO	Reconfigure former Circuit City with a 26K SF Ross Dress for Less and a 23K SF Jo-Ann Fabrics and remerchandise vacant junior anchor with an 11K SF Ulta
5	Stratford Square	Stratford, CT	Reconfigure former movie theatre with a 49K SF LA Fitness
6	North Dover Shopping Center	Dover, DE	Rightsize existing 25K SF Staples to 17K SF and remerchandise remaining space with an 8K SF Dress Barn, as well as retenant former Fashion Bug with a 12K SF Party City
7	Brooksville Square	Brooksville, FL	Remerchandise anchor with a 42K SF Sears Outlet
8	McMullen Creek Market	Charlotte, NC	Reconfigure 25K SF Staples and adjacent vacant junior anchor with a 45K SF Walmart Neighborhood Market and relocate of existing 6K SF Lebo's Footwear to enable rightsizing of Staples to 13K SF
9	University Commons	Greenville, NC	Remerchandise a 29K SF former Circuit City
10	Marlton Crossing	Marlton, NJ	Construction of a 22K SF Michaels
11	South Towne Centre	Dayton, OH	Combination of five adjacent small shop spaces for a 14K SF OfficeMax
12	Lehigh Shopping Center	Bethlehem, PA	Reconfigure 24K SF former nursery with a 14K SF Citi Trends and a 12K SF PetSmart
13	Dillsburg Shopping Center	Dillsburg, PA	Reconfigure former Giant Food (Ahold) to accommodate a 38K SF Tractor Supply and a 7K SF freestanding Advanced Auto Parts
14	Pilgrim Gardens	Drexel Hill, PA	Remerchandise former Loehmann's with a 22K SF Ross Dress for Less
15	County Line Plaza	Souderton, PA
Rightsize existing 67K SF VF Outlet to 35K SF and demise remaining space for a 21K SF Bottom Dollar (Delhaize) and an additional retailer, remerchandise former Payless ShoeSource with a 4K SF Sherwin Williams and existing outparcel with a 3K SF TD Bank

16	Five Points	Corpus Christi, TX	Remerchandise shopping center with the addition of a 23K SF Burke's Outlet, a 16K SF Party City, a 13K SF PETCO, a 26K SF Ross Dress for Less and the expansion of Beall's to a 35K SF prototype
17	Preston Ridge	Frisco, TX	Rightsize existing 25K SF Old Navy to 17K SF and remerchandise remaining space with an 8K SF Five Below
18	Hunting Hills	Roanoke, VA	Reconfigure former Walmart with a 101K SF Kohl’s and a 17K SF PetSmart and remerchandise small shop space with a 10K SF Dollar Tree and a 7K SF Rack Room Shoes

COMPLETED ANCHOR SPACE REPOSITIONINGS - NINE MONTHS ENDED 9/30/13
1	Park Shore Shopping Center	Naples, FL	Remerchandise anchor and junior anchor vacancies with a 35K SF Big Lots and a 16K SF Youfit Health Club
2	Pointe Orlando	Orlando, FL
Address remaining vacancies with entertainment and apparel retailers, including an 8K SF The Pub, a 17K SF Monkey Joe’s, a 7K SF Charming Charlie, a 5K SF Tommy Hilfiger store and a 4K SF Marlow’s Tavern

3	Panama City Square	Panama City, FL	Expansion of existing Walmart to a 125K SF Walmart Supercenter and reposition vacant space with a 34K SF Big Lots
4	Northeast Plaza	Atlanta, GA	Addition of a 56K SF G-Mart International and a 3K SF J Buffalo's on outparcel
5	North Park	Macon, GA	Expansion and remodeling of existing 40K SF Kroger to a new 78K SF prototype store and addition of Kroger fuel center
6	Rivercrest Shopping Center	Crestwood, IL	Reconfigure 88K SF Ultra Foods and reconfiguration of former Kmart into a 29K SF Ross Dress for Less and a 16K SF Party City
7	The Commons of Crystal Lake	Crystal Lake, IL	Reposition two junior anchor vacancies with a 20K SF Harbor Freight Tools and addition of a 14K SF Charter Fitness
8	Butterfield Square	Libertyville, IL	Remodel 52K SF Sunset Foods, as well as site improvements, to enhance visibility and access to shopping center
9	Westridge Court	Naperville, IL
Remerchandise 105K SF of retail space with a 48K SF Gordmans, a 38K SF Savers, a 26K SF buybuy BABY, a 28K SF hhgregg and a 23K SF Furnish 123, as well as relocation of Discovery Clothing to 12K SF through combination of three small shop spaces and remerchandise former Discovery Clothing with a 9K SF Five Below

10	Rising Sun Towne Centre	Rising Sun, MD	Remerchandise former Martin's Food with a 39K SF Big Lots
11	Farmington Crossroads	Farmington, MI	Reposition anchor with a 31K SF Ollie's Bargain Outlet and a 12K SF True Value Hardware
12	Sun Ray Shopping Center	St. Paul, MN	Remerchandise vacancies with a 26K SF Blast Fitness and a 22K SF expansion of Cub Foods to include its liquor and hardware concepts
13	Clocktower Place	Florissant, MO	Reconfigure former 55K SF grocer to accommodate a 30K SF Ross Dress for Less and a 15K SF Family Dollar
14	Cayuga Mall	Ithaca, NY	Reposition 44K SF vacant anchor with a 26K SF True Value Hardware and an 18K SF Jo-Ann Fabrics and addition of a 15K SF Party City
15	South Towne Centre	Dayton, OH	Enclose former outdoor garden center with an 8K SF Five Below
16	Southland Shopping Center	Middleburg Heights, OH	Remerchandise 71K SF of retail space with a 28K SF Marshalls, a 21K SF OfficeMax and an 18K SF Party City
17	Bristol Park	Bristol, PA	Expansion of Walmart to a 157K SF Supercenter and reconfiguration of north end of shopping center with a 32K SF Ollie's Bargain Outlet and a 12K SF relocated Dollar Tree

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Portfolio Anchor Space Repositioning Summary (Dollars in thousands)

Total Anchor Space Repositionings:
	Number of Projects	Expected Total Project Costs	NOI Yield
In Process	18	$62,761	14.6%
Completed	17	45,431	20.8%
TOTAL	35	$108,192	17.2%

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Portfolio New Lease Net Effective Rent

	Nine Months Ended	Three Months Ended:
	9/30/2013	9/30/2013	6/30/2013	3/31/2013
NEW LEASES
Weighted average over lease term:
Base rent	$13.78	$13.73	$14.65	$12.62
TI/TA allowance	(1.58)	(1.63)	(1.53)	(1.59)
Landlord work	(0.93)	(0.67)	(1.35)	(0.69)
Third party leasing commissions	(0.36)	(0.37)	(0.39)	(0.30)
Rent concessions	—	—	—	—
EQUIVALENT NET EFFECTIVE RENT	$10.91	$11.05	$11.38	$10.03
Net effective rent / base rent	79%	81%	78%	80%
Weighted average term (years)	8.1	7.9	7.7	9.0

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Portfolio Lease Expiration Schedule

	TOTAL PORTFOLIO					SPACES > 10,000 SF					SPACES < 10,000 SF
	Number of		Percent of		Percent	Number of		Percent of		Percent	Number of		Percent of		Percent
	Leases	Leased GLA	Leased GLA	ABR / SF	of ABR	Leases	Leased GLA	Leased GLA	ABR / SF	of ABR	Leases	Leased GLA	Leased GLA	ABR / SF	of ABR
ASSUMES NO EXERCISE OF RENEWAL OPTIONS AND NO BASE RENT ESCALATIONS OVER LEASE TERM
Month to Month	355	998,551	1.2%	$12.33	1.4%	12	260,261	0.4%	$7.31	0.4%	343	738,290	3.5%	$14.10	2.7%
2013	369	1,313,517	1.6%	13.39	2.0%	23	459,713	0.8%	8.16	0.7%	346	853,804	4.0%	16.21	3.6%
2014	1,495	8,271,489	10.3%	11.36	10.6%	157	4,755,624	8.1%	7.51	7.1%	1,338	3,515,865	16.6%	16.56	15.3%
2015	1,599	12,017,370	15.0%	10.61	14.4%	274	8,673,726	14.8%	8.07	13.8%	1,325	3,343,644	15.8%	17.19	15.1%
2016	1,500	11,711,073	14.6%	11.15	14.7%	243	8,243,021	14.0%	8.39	13.7%	1,257	3,468,052	16.4%	17.69	16.1%
2017	1,260	9,953,409	12.5%	11.66	13.1%	229	7,099,995	12.1%	8.72	12.2%	1,031	2,853,414	13.5%	18.97	14.2%
2018	1,154	9,336,673	11.7%	11.65	12.3%	203	6,610,050	11.2%	8.70	11.4%	951	2,726,623	12.9%	18.79	13.5%
2019	411	5,093,139	6.4%	10.69	6.1%	124	4,079,252	6.9%	8.82	7.1%	287	1,013,887	4.8%	18.22	4.9%
2020	238	3,202,299	4.0%	11.37	4.1%	74	2,627,493	4.5%	9.41	4.9%	164	574,806	2.7%	20.33	3.1%
2021	213	3,070,809	3.8%	11.10	3.8%	85	2,607,064	4.4%	9.59	4.9%	128	463,745	2.2%	19.61	2.4%
2022+	751	14,976,246	18.7%	10.36	17.5%	338	13,342,048	22.7%	9.04	23.8%	413	1,634,198	7.7%	21.19	9.1%

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS AND ANY BASE RENT ESCALATIONS OVER LEASE TERM (1)
Month to Month	355	998,551	1.2%	$12.58	1.4%	12	260,261	0.4%	$7.39	0.4%	343	738,290	3.5%	$14.41	2.8%
2013	282	872,250	1.1%	13.82	1.2%	15	254,945	0.4%	9.22	0.4%	267	617,305	2.9%	15.72	2.3%
2014	994	3,210,643	4.0%	13.59	4.2%	40	939,051	1.6%	5.82	0.9%	954	2,271,592	10.7%	16.80	9.0%
2015	988	3,317,384	4.1%	14.05	4.5%	61	1,214,107	2.1%	8.39	1.7%	927	2,103,277	9.9%	17.31	8.5%
2016	869	3,341,296	4.2%	13.53	4.3%	57	1,394,714	2.4%	7.59	1.7%	812	1,946,582	9.2%	17.78	8.1%
2017	778	3,290,886	4.1%	13.53	4.3%	57	1,510,648	2.6%	7.80	1.9%	721	1,780,238	8.4%	18.40	7.7%
2018	644	2,345,606	2.9%	16.28	3.7%	44	873,498	1.5%	11.60	1.6%	600	1,472,108	6.9%	19.05	6.6%
2019	468	2,616,963	3.3%	13.54	3.4%	54	1,370,965	2.3%	9.69	2.2%	414	1,245,998	5.9%	17.77	5.2%
2020	353	2,350,985	2.9%	13.19	3.0%	54	1,494,577	2.5%	9.93	2.4%	299	856,408	4.0%	18.87	3.8%
2021	387	1,980,023	2.5%	15.44	2.9%	40	925,094	1.6%	10.21	1.5%	347	1,054,929	5.0%	20.02	5.0%
2022+	3,227	55,619,988	69.6%	12.62	67.4%	1,328	48,520,387	82.6%	10.83	85.4%	1,899	7,099,601	33.5%	24.87	41.4%

(1) ABR for leases whose future option rent is based on fair market value or CPI is reported as the ABR for the last year of the current lease term.
ABR/SF includes ground leases.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Portfolio Redevelopment Summary (Dollars in thousands)

					Construction		Expected
				Percent	Stabilization	Percent	Total	NOI
	Property Name	City, State	Project Description	Leased	Quarter	Complete	Project Cost	Yield

IN PROCESS REDEVELOPMENTS

1	Florence Plaza - Florence Square	Florence, KY	Redevelopment of former theatre and adjacent small shop space to accommodate a 124K SF Kroger Marketplace	98.0%	Mar-14	46%	$6,604	10.0%
2	Valley Crossing	Hickory, NC	Redevelopment of north end of shopping center with a 71K SF Academy Sports, a 16K SF Harbor Freight Tools and one new junior anchor, as well as façade improvements	83.1%	Jun-14	87%	7,667	11.9%
3	The Commons at Wolfcreek	Memphis, TN	Rightsizing of existing 50K SF Value City Furniture to 38K SF and remerchandise excess space and adjacent retail space with a 74K SF Academy Sports in a newly constructed building	89.5%	Dec-14	1%	7,862	10.8%
	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						22,133	10.9%

COMPLETED REDEVELOPMENTS - NINE MONTHS ENDED 9/30/13

1	College Plaza	Selden, NY	Construction of a 68K SF ShopRite and re-location and rightsizing of existing Bob’s Store to 31K SF, as well as façade renovation	94.5%	Mar-13	100%	12,800	15.8%
2	Naples Plaza	Naples, FL	Construction of a 55K SF Publix prototype, recapture and reposition Books-A-Million with a 14K SF West Marine and an additional junior anchor and façade improvements	100.0%	Mar-13	100%	8,603	11.2%
3	West Loop Shopping Center	Manhattan, KS	Construction of a 77K SF Dillons (Kroger) prototype by demolishing existing retail space on west side of shopping center and redevelopment of former Dillons with a 25K SF Marshalls and a 22K SF Jo-Ann Fabrics	97.3%	Sep-13	100%	6,742	14.5%
	TOTAL COMPLETED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						28,145	14.1%

	TOTAL REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$50,278	12.7%

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Property Portfolio (Dollars in thousands except per square foot amounts)

	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
1	Winchester Plaza	Huntsville	AL	Huntsville, AL	2006	75,780	94.6%	$855	$11.93	Publix	—
2	Springdale	Mobile	AL	Mobile, AL	2004	611,972	90.2%	3,979	7.31	Sam's Club*	Belk, Best Buy, Big Lots, Burlington Coat Factory, Marshalls, Michaels, Staples
3	Payton Park	Sylacauga	AL	Talladega-Sylacauga, AL	1995	231,820	99.0%	1,513	6.59	Walmart Supercenter	Burke's Outlet
4	Shops of Tuscaloosa	Tuscaloosa	AL	Tuscaloosa, AL	2005	70,242	92.6%	797	12.25	Publix	—
5	Glendale Galleria	Glendale	AZ	Phoenix-Mesa-Glendale, AZ	1991	119,525	85.4%	689	6.75	—	—
6	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	168,585	89.6%	1,550	10.26	Sam's Club*	CareMore, JC Penney Home Store, Pacific Sales, Stein Mart
7	Applegate Ranch Shopping Center	Atwater	CA	Merced, CA	2006	144,444	84.0%	1,868	15.39	SuperTarget*	Marshalls	Walmart
8	Bakersfield Plaza	Bakersfield	CA	Bakersfield-Delano, CA	2013	236,873	99.9%	2,873	12.14	Lassens Natural Foods & Vitamins	Burlington Coat Factory, CVS
9	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	129,173	100.0%	1,989	16.23	Trader Joe's*	24 Hour Fitness, CVS, Michaels
10	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	67,622	88.2%	1,048	17.56	Stater Bros.	—
11	Clovis Commons	Clovis	CA	Fresno, CA	2004	174,990	96.5%	3,680	21.80	—	Best Buy, Office Depot, PetSmart, T.J.Maxx	Target
12	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Santa Ana, CA	1994	147,804	99.2%	1,362	9.29	—	Big Lots, Kmart
13	University Mall	Davis	CA	Sacramento--Arden-Arcade--Roseville, CA	2011	106,023	93.1%	1,884	19.08	Trader Joe's	Forever 21, World Market
14	Felicita Plaza	Escondido	CA	San Diego-Carlsbad-San Marcos, CA	2001	98,714	97.6%	1,261	13.09	Vons (Safeway)	Chuze Fitness
15	Arbor - Broadway Faire	Fresno	CA	Fresno, CA	1995	252,634	94.7%	3,351	14.01	Smart & Final	PetSmart, The Home Depot, United Artists Theatres
16	Lompoc Shopping Center	Lompoc	CA	Santa Barbara-Santa Maria-Goleta, CA	2012	179,495	96.4%	1,900	11.88	Vons (Safeway)	Marshalls, Michaels, Staples
17	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	99,315	100.0%	1,008	10.70	Grocery Outlet	Dunhill Furniture
18	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Santa Ana, CA	2012	283,631	96.8%	4,624	17.16	Albertsons (Supervalu)	99¢ Only, Best Buy, CVS, Ross Dress for Less
19	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	130,922	87.2%	1,559	14.12	Ralphs (Kroger)	—
20	Esplanade Shopping Center	Oxnard	CA	Oxnard-Thousand Oaks-Ventura, CA	2012	356,864	99.7%	6,725	19.06	Walmart Neighborhood Market	Bed Bath & Beyond, Dick's Sporting Goods, LA Fitness, Nordstrom Rack, T.J.Maxx	The Home Depot
21	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Santa Ana, CA	1995	202,773	100.0%	1,973	9.73	Food 4 Less	Ross Dress for Less, Target
22	Paradise Plaza	Paradise	CA	Chico, CA	1997	198,323	93.8%	809	7.21	Save Mart	Kmart, Rite Aid
23	Metro 580	Pleasanton	CA	San Francisco-Oakland-Fremont, CA	2004	176,510	87.2%	2,089	35.71	—	Kohl's, Sport Chalet	Walmart
24	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Fremont, CA	2005	293,359	95.7%	5,880	20.93	99 Ranch Market, Fresh & Easy	Golfsmith, Macy's Home Store
25	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Santa Ana, CA	1984	259,162	96.7%	4,844	19.33	—	Marshalls, Michaels
26	San Bernardino Center	San Bernardino	CA	Riverside-San Bernardino-Ontario, CA	2003	143,082	100.0%	1,040	7.27	—	Big Lots, Target
27	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Santa Ana, CA	1997	169,963	97.5%	4,178	25.20	Ralphs (Kroger), Trader Joe's	CVS, Fitness Elite for Women
28	Mira Mesa Mall	San Diego	CA	San Diego-Carlsbad-San Marcos, CA	2003	407,100	97.8%	7,268	19.08	Vons (Safeway)	Bed Bath & Beyond, Kohl's, Marshalls, Mira Mesa Lanes
29	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Santa Ana, CA	2013	164,757	91.9%	3,183	21.02	Smart & Final Extra!	T.J.Maxx	Rite Aid
30	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Santa Ana, CA	2003	111,403	100.0%	2,714	32.74	Trader Joe's	Big Lots, Petco, Rite Aid
31	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Santa Ana, CA	2002	289,268	100.0%	3,439	11.89	El Super	LA Fitness, Walmart	Target
32	Santa Paula Shopping Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	98.7%	1,777	9.40	Vons (Safeway)	Big Lots, Heritage Hardware
33	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,904	89.9%	2,488	13.71	Stater Bros.	Stein Mart
34	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Santa Ana, CA	1977	56,750	100.0%	929	17.44	Ralphs (Kroger)	—
35	Gateway Plaza - Vallejo	Vallejo	CA	Vallejo-Fairfield, CA	1991	490,407	96.7%	7,419	15.72	Costco*	Bed Bath & Beyond, Century Theatres, Marshalls, Ross Dress for Less, Toys"R"Us	Target
36	Arvada Plaza	Arvada	CO	Denver-Aurora-Broomfield, CO	1994	95,236	100.0%	667	7.01	King Soopers (Kroger)	Arc

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Property Portfolio (Dollars in thousands except per square foot amounts)

	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
37	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Broomfield, CO	2003	466,363	96.5%	5,696	12.65	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Gordmans, Kohl's, Marshalls
38	Aurora Plaza	Aurora	CO	Denver-Aurora-Broomfield, CO	1996	178,491	97.3%	1,220	7.28	King Soopers (Kroger)	Cinema Latino
39	Villa Monaco	Denver	CO	Denver-Aurora-Broomfield, CO	2013	122,139	81.3%	1,145	11.53	Walmart Neighborhood Market	—
40	Superior Marketplace	Superior	CO	Boulder, CO	2004	278,790	91.3%	3,768	14.81	Whole Foods Market, Costco*, SuperTarget*	Ross Dress for Less, Sports Authority, T.J.Maxx
41	Westminster City Center	Westminster	CO	Denver-Aurora-Broomfield, CO	2013	337,540	86.7%	4,470	15.28	—	Babies"R"Us, Barnes & Noble, Gordmans, Ross Dress for Less
42	Freshwater - Stateline Plaza	Enfield	CT	Hartford-West Hartford-East Hartford, CT	2004	295,647	100.0%	2,574	16.20	Costco	Dick's Sporting Goods, P.C. Richard & Son	The Home Depot
43	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	2012	108,627	95.3%	2,405	23.25	Whole Foods Market	Petco
44	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	97.9%	2,584	13.42	Super Stop & Shop (Ahold)	Kohl's
45	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	95.7%	944	13.63	PriceRite (ShopRite)	—
46	Killingly Plaza	Killingly	CT	Willimantic, CT	1990	75,304	93.7%	478	6.78	—	Kohl's
47	The Manchester Collection	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2001	342,247	96.8%	4,385	13.24	Sam's Club*	Babies"R"Us, Bed Bath & Beyond, Savers, Sports Authority	Walmart
48	Chamberlain Plaza	Meriden	CT	New Haven-Milford, CT	2004	55,264	89.0%	437	8.88	—	Dollar Tree, Savers
49	Milford Center	Milford	CT	New Haven-Milford, CT	1966	25,056	100.0%	341	13.60	Xpect Discounts	—
50	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	150,741	100.0%	2,367	15.71	Price Chopper	Dick's Sporting Goods
51	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	104,017	97.9%	1,673	16.43	—	Barnes & Noble, Dollar Tree, DSW, PetSmart, Staples
52	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	85.6%	1,728	15.20	—	A.C. Moore, Christmas Tree Shops
53	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	2013	161,539	88.0%	1,677	11.79	—	Marshalls, Regal Cinemas
54	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	98.5%	1,382	11.60	—	Jo-Ann Fabric & Craft Stores, Staples, T.J.Maxx
55	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	197,206	86.2%	2,193	12.90	Super Stop & Shop (Ahold)	Pretty Woman	Target
56	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,800	100.0%	4,318	18.23	—	Babies"R"Us, Dick’s Sporting Goods	Best Buy
57	North Dover Shopping Center	Dover	DE	Dover, DE	2013	191,855	100.0%	2,070	10.79	Acme (Supervalu)	Party City, Staples, T.J.Maxx, Toys"R"Us
58	Apopka Commons	Apopka	FL	Orlando-Kissimmee-Sanford, FL	2010	42,507	100.0%	582	13.68	—	Staples	The Home Depot
59	Brooksville Square	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2013	152,661	89.6%	1,394	10.19	Publix	Sears Outlet
60	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	368,098	97.7%	3,211	11.96	—	Bed Bath & Beyond, Belk, hhgregg, Marshalls, Michaels, Office Depot, Old Navy, Petco, Sears
61	Midpoint Center	Cape Coral	FL	Cape Coral-Fort Myers, FL	2002	75,386	98.1%	957	12.93	Publix	—	Target
62	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	2012	300,929	98.9%	5,707	20.93	Costco*, SuperTarget*	hhgregg, Michaels, PetSmart, Ross Dress for Less	Lowe's
63	Coconut Creek	Coconut Creek	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	265,671	70.7%	2,320	12.36	Publix	Bealls Outlet, Big Lots, Zero Gravity
64	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	90,523	70.4%	1,301	20.42	—	Broward County Library
65	Northgate S.C.	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	186,396	97.6%	1,276	7.01	Publix	—
66	Eustis Village	Eustis	FL	Orlando-Kissimmee-Sanford, FL	2002	156,927	94.0%	1,626	11.03	Publix	Beall's
67	First Street Village	Fort Meyers	FL	Cape Coral-Fort Myers, FL	2006	54,926	94.7%	833	16.01	Publix	—
68	Sun Plaza	Ft. Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	96.5%	1,510	9.90	Publix	Beall's, Books-A-Million, Office Depot, T.J.Maxx
69	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	87,240	100.0%	729	8.36	Winn-Dixie (BI-LO)	CVS, Family Dollar
70	Regency Park	Jacksonville	FL	Jacksonville, FL	2006	334,065	68.3%	1,947	8.53	—	American Signature Furniture, Bealls Outlet, Books-A-Million, Hobby Lobby
71	The Shoppes at Southside	Jacksonville	FL	Jacksonville, FL	2004	109,113	100.0%	2,305	21.13	—	Best Buy, David's Bridal, Sports Authority
72	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2005	98,191	91.9%	1,086	12.03	Publix Sabor	—
73	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2002	133,520	88.9%	1,885	15.88	—	Walgreens
74	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1992	189,164	92.6%	1,809	10.63	Publix	Petco, Staples, Tuesday Morning, T.J.Maxx

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Property Portfolio (Dollars in thousands except per square foot amounts)

	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
75	Marco Town Center	Marco Island	FL	Naples-Marco Island, FL	2001	109,830	91.1%	1,932	19.30	Publix	—
76	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2007	370,132	64.6%	3,832	20.22	Walmart Supercenter*	Marshalls, Office Depot, Ross Dress for Less
77	Miami Gardens	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1996	244,719	100.0%	2,502	10.22	Winn-Dixie (BI-LO)	Ross Dress for Less
78	Freedom Square	Naples	FL	Naples-Marco Island, FL	1995	211,839	96.6%	1,762	8.61	Publix	—
79	Naples Plaza	Naples	FL	Naples-Marco Island, FL	2013	200,820	100.0%	3,327	16.85	Publix	Marshalls, Office Depot, PGA TOUR Superstore
80	Park Shore Shopping Center	Naples	FL	Naples-Marco Island, FL	2013	232,820	98.0%	1,905	8.35	The Fresh Market	Big Lots, HomeGoods, Kmart
81	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	97.0%	881	11.19	Publix	—
82	Southgate	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	2012	238,838	89.5%	1,922	9.43	Publix	Bealls Outlet, Big Lots, Old Time Pottery
83	Presidential Plaza	North Lauderdale	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	88,306	86.6%	745	9.74	Sedano's	Family Dollar
84	Fashion Square	Orange Park	FL	Jacksonville, FL	1996	36,029	50.4%	377	29.22	—	Miller's Orange Park Ale House, Ruby Tuesday, Samurai Japanese Steakhouse
85	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2006	141,069	100.0%	2,064	14.63	—	LA Fitness, OfficeMax	Target
86	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	97.7%	881	11.82	Publix	—
87	Hunters Creek	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	73,204	100.0%	1,088	14.87	—	Lifestyle Family Fitness, Office Depot
88	Pointe Orlando	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2013	408,090	83.9%	6,467	20.12	—	Regal Cinemas
89	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	815	12.62	Publix	—
90	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	161,604	81.8%	2,241	16.95	—	Coastal Care, Goodwill, Walgreens
91	23rd Street Station	Panama City	FL	Panama City-Lynn Haven-Panama City Beach, FL	1995	98,827	89.8%	1,015	11.43	Publix	—
92	Panama City Square	Panama City	FL	Panama City-Lynn Haven-Panama City Beach, FL	2013	298,685	99.2%	2,159	7.29	Walmart Supercenter	Big Lots, Michaels, Sports Authority, T.J.Maxx
93	Pensacola Square	Pensacola	FL	Pensacola-Ferry Pass-Brent, FL	1995	142,767	88.2%	1,079	9.13	—	Beall's, Big Lots	Hobby Lobby
94	Shopper's Haven Shopping Ctr	Pompano Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1998	206,791	94.5%	2,448	12.93	Winn-Dixie (BI-LO)	A.C. Moore, Bealls Outlet, Bed Bath & Beyond, Party City
95	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	162,831	82.4%	1,766	13.17	Publix	Medvance, Walgreens
96	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,243	84.0%	916	11.44	Winn-Dixie (BI-LO)	—
97	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	57,015	95.4%	553	10.16	Sweetbay Supermarket (BI-LO)	—
98	Cobblestone Village I and II	Royal Palm Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	39,404	39.2%	369	23.86	SuperTarget*	—
99	Beneva Village Shops	Sarasota	FL	North Port-Bradenton-Sarasota, FL	1987	141,532	87.5%	1,417	11.44	Publix	Harbor Freight Tools, Walgreens
100	Sarasota Village	Sarasota	FL	North Port-Bradenton-Sarasota, FL	2011	173,184	99.2%	1,869	11.16	Publix	Big Lots, Crunch Fitness, HomeGoods
101	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	128,405	74.8%	1,208	23.93	Publix	—
102	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	1995	146,579	95.9%	935	6.65	—	Burlington Coat Factory, T.J.Maxx
103	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	261,081	97.4%	3,230	12.70	Publix	Beall's, Bed Bath & Beyond, Michaels, Petco, Ross Dress for Less
104	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	136,224	82.8%	1,520	13.48	Publix	—
105	Bay Point Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	103,986	83.7%	878	10.08	Publix	Beall's
106	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	99.2%	1,285	8.66	Winn-Dixie (BI-LO)	Big Lots
107	Skyway Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	110,799	94.1%	926	8.88	—	Dollar Tree
108	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	209,337	84.9%	1,540	8.67	Winn-Dixie (BI-LO)	Big Lots

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Property Portfolio (Dollars in thousands except per square foot amounts)

	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
109	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	153,246	71.1%	1,104	10.13	Publix	—
110	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1989	128,109	84.9%	1,343	12.35	Patel Brothers	Dollar Tree, L.A. Fitness	Walmart
111	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	93,673	87.5%	1,214	14.81	Publix	—
112	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	90,625	94.7%	1,108	12.91	—	Deal$, Ross Dress for Less
113	Tarpon Mall	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	100.0%	2,099	14.39	Publix	Petco, T.J.Maxx
114	Venice Plaza	Venice	FL	North Port-Bradenton-Sarasota, FL	1999	132,345	96.3%	797	6.26	Sweetbay Supermarket (BI-LO)	T.J.Maxx
115	Venice Shopping Center	Venice	FL	North Port-Bradenton-Sarasota, FL	2000	109,801	76.2%	427	5.11	Publix	Beall's
116	Governors Town Square	Acworth	GA	Atlanta-Sandy Springs-Marietta, GA	2005	68,658	98.0%	1,123	16.70	Publix	—
117	Albany Plaza	Albany	GA	Albany, GA	1995	114,169	73.7%	523	6.21	Harveys (BI-LO)	Big Lots, OK Beauty & Fashions Outlet
118	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Marietta, GA	2005	332,364	96.0%	4,312	13.51	—	AMC Theatres, Barnes & Noble, Macy's Furniture Gallery, Sports Authority, T.J.Maxx	Toys"R"Us
119	Perlis Plaza	Americus	GA	Americus, GA	1972	165,315	79.9%	680	5.15	—	Belk, Roses
120	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Marietta, GA	2013	442,200	88.0%	3,612	9.41	G-Mart International Foods	Atlanta Ballroom Dance Club, dd's Discounts, Goodwill
121	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	207,823	72.5%	1,115	7.40	—	Burlington Coat Factory, Dollar Tree
122	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Marietta, GA	1985	66,197	96.4%	457	7.17	Food Depot	Family Dollar
123	Vineyards at Chateau Elan	Braselton	GA	—	2002	79,047	82.4%	931	14.29	Publix	—
124	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	100.0%	594	7.13	Kroger	Gold's Gym
125	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Marietta, GA	2001	171,374	91.4%	1,736	11.08	Walmart Supercenter*	Jo-Ann Fabric & Craft Stores, PetSmart, Value Village	The Home Depot
126	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	82.6%	647	6.12	Harveys (BI-LO)	Belk, Citi Trends
127	Covington Gallery	Covington	GA	Atlanta-Sandy Springs-Marietta, GA	1991	174,857	93.6%	1,121	6.85	Ingles	Kmart
128	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Marietta, GA	2000	67,270	83.2%	612	10.93	Publix	—
129	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Marietta, GA	2002	94,886	87.7%	1,054	12.67	Kroger	—
130	Northside	Dalton	GA	Dalton, GA	2001	73,931	86.3%	488	7.64	BI-LO	Family Dollar
131	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Marietta, GA	1994	77,811	91.4%	745	10.48	Publix	—
132	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Marietta, GA	1986	46,494	58.7%	423	15.51	Kroger*	—
133	Dublin Village	Dublin	GA	Dublin, GA	2005	98,540	87.3%	572	6.65	Kroger	—
134	Westgate	Dublin	GA	Dublin, GA	2004	118,938	86.4%	534	5.39	Harveys (BI-LO)	Beall's, Big Lots	The Home Depot
135	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Marietta, GA	2012	155,172	97.1%	1,558	10.35	—	American Signature Furniture, Studio Movie Grill
136	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Marietta, GA	2006	176,451	86.7%	1,221	9.20	Food Depot	Cinemark, Staples
137	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Marietta, GA	1994	218,818	100.0%	2,088	9.54	—	Best Buy, Michaels, OfficeMax, PetSmart, Sports Authority, The Furniture Mall

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Property Portfolio (Dollars in thousands except per square foot amounts)

	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
138	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Marietta, GA	2003	97,040	98.7%	1,250	13.05	Publix	—
139	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Marietta, GA	1994	105,884	82.5%	1,001	11.46	Publix	—
140	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Marietta, GA	1998	239,013	63.3%	900	6.21	—	Kmart
141	North Park	Macon	GA	Macon, GA	2013	216,795	92.9%	1,122	5.57	Kroger	Kmart
142	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Marietta, GA	1982	54,976	97.1%	479	8.97	—	Marshalls
143	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Marietta, GA	2004	113,079	80.4%	915	10.06	Kroger	—
144	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Marietta, GA	1996	157,888	83.1%	1,502	11.45	Kroger	J. Christopher's
145	Perry Marketplace	Perry	GA	Warner Robins, GA	2004	179,973	77.0%	938	6.78	Kroger	Ace Hardware, Beall's Outlet, Peebles
146	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Marietta, GA	1990	69,778	92.1%	518	8.05	Food Depot	—
147	Shops of Riverdale	Riverdale	GA	Atlanta-Sandy Springs-Marietta, GA	1995	16,808	100.0%	271	16.12	Walmart Supercenter*	—
148	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Marietta, GA	1988	105,420	91.7%	868	8.97	—	PGA TOUR Superstore
149	Victory Square	Savannah	GA	Savannah, GA	2007	122,739	98.5%	1,698	14.37	SuperTarget*	Citi Trends, Dollar Tree, Frank Theatres, Staples	The Home Depot
150	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Marietta, GA	2008	188,103	76.1%	1,955	13.65	Kroger	—
151	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Marietta, GA	2006	347,091	89.2%	1,746	5.64	Walmart Supercenter	Hobby Lobby
152	Wilmington Island	Wilmington Island	GA	Savannah, GA	2003	87,818	70.9%	768	12.32	Kroger	—
153	Davenport Retail Center	Davenport	IA	Davenport-Moline-Rock Island, IA-IL	1996	62,588	100.0%	720	11.50	SuperTarget*	Factory Card & Party Outlet, PetSmart, Staples
154	Kimberly West Shopping Center	Davenport	IA	Davenport-Moline-Rock Island, IA-IL	1987	113,713	86.0%	579	5.92	Hy-Vee	—
155	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	2002	241,572	96.8%	1,228	5.53	—	Burlington Coat Factory, Hobby Lobby
156	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	2002	269,705	71.6%	1,203	9.21	Dahl's Foods	Big Lots, Northern Tool + Equipment, Office Depot
157	Warren Plaza	Dubuque	IA	Dubuque, IA	1993	96,339	96.7%	745	7.99	Hy-Vee	—	Target
158	Annex of Arlington	Arlington Heights	IL	Chicago-Joliet-Naperville, IL-IN-WI	2012	193,175	93.0%	2,785	15.50	Trader Joe's	Barnes & Noble, Binny's Beverage Depot, hhgregg, Petco
159	Ridge Plaza	Arlington Heights	IL	Chicago-Joliet-Naperville, IL-IN-WI	2000	151,643	88.8%	1,832	13.61	—	Savers, XSport Fitness	Kohl's
160	Bartonville Square	Bartonville	IL	Peoria, IL	2001	61,678	97.8%	323	5.98	Kroger	—
161	Festival Center	Bradley	IL	Kankakee-Bradley, IL	2006	63,796	76.7%	286	5.85	—	Big Lots, Dollar General
162	Southfield Plaza	Bridgeview	IL	Chicago-Joliet-Naperville, IL-IN-WI	2006	198,331	96.9%	2,049	10.66	Shop 'n Save	Hobby Lobby
163	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Joliet-Naperville, IL-IN-WI	1998	324,490	96.9%	3,877	13.28	—	Marshalls, Office Depot, The Home Depot, XSport Fitness
164	Rivercrest Shopping Center	Crestwood	IL	Chicago-Joliet-Naperville, IL-IN-WI	2013	488,680	93.0%	5,231	12.79	Ultra Foods	Best Buy, PetSmart, Ross Dress for Less, T.J.Maxx
165	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Joliet-Naperville, IL-IN-WI	2013	273,060	87.2%	2,539	10.66	Jewel-Osco (Supervalu)	Marshalls, Toys"R"Us	Hobby Lobby
166	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Joliet-Naperville, IL-IN-WI	1998	131,849	99.2%	2,015	15.41	Dominick's (Safeway)	Walgreens

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Property Portfolio (Dollars in thousands except per square foot amounts)

	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
167	Crossroads Centre	Fairview Heights	IL	St. Louis, MO-IL	1975	242,198	86.7%	1,920	11.12	—	Big Lots, Hobby Lobby, T.J.Maxx
168	Frankfort Crossing Shopping Center	Frankfort	IL	Chicago-Joliet-Naperville, IL-IN-WI	1992	114,534	89.7%	1,284	12.50	Jewel-Osco (Supervalu)	Ace Hardware
169	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	100.0%	558	6.35	Cub Foods (Supervalu)	Stone's Hallmark
170	Westview Center	Hanover Park	IL	Chicago-Joliet-Naperville, IL-IN-WI	1989	326,372	89.9%	2,720	9.60	Tony's Finer Foods	Big Lots, LA Fitness	Value City
171	The Quentin Collection	Kildeer	IL	Chicago-Joliet-Naperville, IL-IN-WI	2006	161,285	95.1%	2,483	16.18	The Fresh Market	Best Buy, DSW, PetSmart, Stein Mart
172	Butterfield Square	Libertyville	IL	Chicago-Joliet-Naperville, IL-IN-WI	2013	106,755	92.7%	1,469	14.84	Sunset Foods	—
173	High Point Centre	Lombard	IL	Chicago-Joliet-Naperville, IL-IN-WI	1992	239,892	90.5%	2,251	10.37	Ultra Foods	Babies"R"Us, Office Depot
174	Long Meadow Commons	Mundelein	IL	Chicago-Joliet-Naperville, IL-IN-WI	1997	118,470	87.1%	1,516	15.97	Dominick's (Safeway)	—
175	Westridge Court	Naperville	IL	Chicago-Joliet-Naperville, IL-IN-WI	2013	673,082	98.0%	7,244	10.98	—	Big Lots, buybuy BABY, Carson Pirie Scott Furniture Gallery, Gordmans, hhgregg, Hollywood Palms Cinema, Marshalls, Savers
176	Sterling Bazaar	Peoria	IL	Peoria, IL	1992	84,438	96.6%	792	9.92	Kroger	—
177	Rollins Crossing	Round Lake Beach	IL	Chicago-Joliet-Naperville, IL-IN-WI	1998	192,911	97.2%	1,837	16.00	Kmart Super Center*	LA Fitness, Regal Cinemas
178	Twin Oaks Shopping Center	Silvis	IL	Davenport-Moline-Rock Island, IA-IL	1991	114,342	96.4%	714	6.48	Hy-Vee	Eye Surgeons Associates
179	Parkway Pointe	Springfield	IL	Springfield, IL	1994	38,737	99.6%	617	16.00	—	dressbarn, Family Christian Stores, Shoe Carnival	Target, Walmart
180	Sangamon Center North	Springfield	IL	Springfield, IL	1996	139,907	93.0%	1,195	9.18	Schnucks	U.S. Post Office
181	Tinley Park Plaza	Tinley Park	IL	Chicago-Joliet-Naperville, IL-IN-WI	2005	249,954	91.5%	2,431	10.64	Walt's Fine Foods	T.J.Maxx
182	Meridian Village Plaza	Carmel	IN	Indianapolis-Carmel, IN	1990	130,769	91.3%	1,010	8.45	—	Godby Home Furnishings, Ollie's Bargain Outlet
183	Columbus Center	Columbus	IN	Columbus, IN	2005	143,603	97.7%	1,416	10.10	—	Big Lots, MC Sports, OfficeMax, T.J.Maxx	Target
184	Elkhart Plaza West	Elkhart	IN	Elkhart-Goshen, IN	1997	81,651	93.2%	587	7.71	Martin's Super Market	CVS
185	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,156	90.5%	1,742	16.39	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
186	Elkhart Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	363,883	97.3%	2,192	6.19	Sam's Club	Walmart
187	Marwood Plaza	Indianapolis	IN	Indianapolis-Carmel, IN	1992	107,080	82.1%	680	7.73	Kroger	Rainbow
188	Westlane Shopping Center	Indianapolis	IN	Indianapolis-Carmel, IN	1982	71,490	97.5%	470	6.74	Marsh Supermarket	Family Dollar
189	Valley View Plaza	Marion	IN	Marion, IN	1997	29,974	96.0%	367	12.76	Walmart Supercenter*	Aaron's
190	Bittersweet Plaza	Mishawaka	IN	South Bend-Mishawaka, IN-MI	2000	91,798	89.2%	680	8.30	Martin's Super Market	—
191	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	103,938	59.9%	508	8.16	Kroger	—
192	Speedway Super Center	Speedway	IN	Indianapolis-Carmel, IN	2010	577,360	82.9%	4,013	8.80	Kroger	Kohl's, Sears Outlet, T.J.Maxx
193	Sagamore Park Centre	West Lafayette	IN	Lafayette, IN	2003	118,436	86.4%	963	9.41	Pay Less (Kroger)	—
194	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	164,838	82.6%	1,187	8.72	Hy-Vee	—
195	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	209,454	97.3%	1,722	13.58	Dillons (Kroger)	Bellus Academy, Jo-Ann Fabric & Craft Stores, Marshalls

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Property Portfolio (Dollars in thousands except per square foot amounts)

	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
196	Green River Plaza	Campbellsville	KY	Campbellsville, KY	1989	203,239	99.0%	1,318	6.55	Kroger	Burke's Outlet, JC Penney, Jo-Ann Fabric & Craft Stores, Tractor Supply Co.
197	Kmart Plaza	Elizabethtown	KY	Elizabethtown, KY	1992	130,466	100.0%	855	6.56	—	Kmart, Staples
198	Florence Plaza - Florence Square	Florence	KY	Cincinnati-Middletown, OH-KY-IN	2013	624,090	98.0%	5,711	12.25	Kroger	Barnes & Noble, Hobby Lobby, HomeGoods, Old Navy, Ollie's Bargain Outlet, Staples, T.J.Maxx
199	Highland Commons	Glasgow	KY	Glasgow, KY	1992	130,466	98.2%	738	5.76	Food Lion	Kmart
200	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	2005	208,374	81.4%	1,415	8.87	—	King Pin Lanes, Louisville Athletic Club
201	Mist Lake Plaza	Lexington	KY	Lexington-Fayette, KY	1993	217,292	93.0%	1,425	7.05	—	Gabriel Brothers, Walmart
202	London Marketplace	London	KY	London, KY	1994	169,032	100.0%	1,088	6.44	Kroger	Burke's Outlet, Kmart
203	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	96.5%	1,625	9.63	Kroger	—
204	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	164,367	89.8%	1,273	9.13	Kroger	—
205	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	136,919	92.1%	1,626	12.89	Kroger	—
206	Towne Square North	Owensboro	KY	Owensboro, KY	1988	163,161	98.1%	1,130	7.07	—	Books-A-Million, Hobby Lobby, Office Depot
207	Lexington Road Plaza	Versailles	KY	Lexington-Fayette, KY	2007	197,668	100.0%	1,430	7.24	Kroger	Kmart
208	Karam Shopping Center	Lafayette	LA	Lafayette, LA	1998	100,238	88.4%	258	2.91	Super 1 Foods	Conn's
209	Iberia Plaza	New Iberia	LA	New Iberia, LA	1992	131,731	95.0%	705	5.63	Super 1 Foods	—
210	Lagniappe Village	New Iberia	LA	New Iberia, LA	2010	201,360	97.3%	1,489	7.60	—	Big Lots, Citi Trends, Stage, T.J.Maxx
211	The Pines	Pineville	LA	Alexandria, LA	1991	179,039	97.8%	1,076	6.15	Super 1 Foods	Kmart
212	Points West	Brockton	MA	Boston-Cambridge-Quincy, MA-NH	2007	139,255	77.1%	935	8.71	PriceRite (ShopRite)	Ocean State Job Lot
213	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Quincy, MA-NH	1992	86,290	100.0%	2,006	23.25	—	Golf Galaxy, Pyara Aveda Spa & Salon, Staples
214	Chicopee Marketplace	Chicopee	MA	Springfield, MA	2005	150,959	100.0%	2,472	16.96	Walmart Supercenter*	Marshalls, Staples
215	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	201,875	94.8%	1,437	10.81	Stop & Shop (Ahold)	Ocean State Job Lot
216	WaterTower Plaza	Leominster	MA	Worcester, MA	2000	296,077	86.9%	3,495	13.58	Shaw's (Supervalu)	Ocean State Job Lot, T.J.Maxx
217	Lunenberg Crossing	Lunenburg	MA	Worcester, MA	1994	25,515	47.1%	205	17.05	Hannaford Bros. (Delhaize)*	—	Walmart
218	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Quincy, MA-NH	1968	78,092	100.0%	879	11.25	Shaw's (Supervalu)	Rainbow
219	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	442,549	99.9%	3,858	19.44	Price Chopper	The Home Depot, Ulta, Walmart
220	Westgate Plaza	Westfield	MA	Springfield, MA	1996	103,903	97.3%	1,112	11.33	—	Ocean State Job Lot, Staples, T.J.Maxx
221	Perkins Farm Marketplace	Worcester	MA	Worcester, MA	1998	204,038	67.9%	1,708	12.33	Super Stop & Shop (Ahold)	CW Price
222	South Plaza Shopping Center	California	MD	Lexington Park, MD	2005	92,335	100.0%	1,652	17.89	—	Best Buy, Old Navy, Petco, Ross Dress for Less
223	Campus Village	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	75.3%	496	25.80	—	—
224	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1997	292,849	96.8%	2,896	10.21	Giant Food (Ahold)	Jo-Ann Fabric & Craft Stores, Kmart, Peebles

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Property Portfolio (Dollars in thousands except per square foot amounts)

	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
225	Liberty Plaza	Randallstown	MD	Baltimore-Towson, MD	2012	220,267	98.6%	2,504	11.53	Walmart Supercenter	Marshalls
226	Rising Sun Towne Centre	Rising Sun	MD	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	141,702	94.9%	1,656	12.63	Martin's Food (Ahold)	Big Lots
227	BJ's Plaza	Portland	ME	Portland-South Portland-Biddeford, ME	1991	104,233	100.0%	803	7.70	BJ’s Wholesale Club	—
228	Pine Tree Shopping Center	Portland	ME	Portland-South Portland-Biddeford, ME	1958	287,513	89.4%	1,720	19.42	—	Big Lots, Lowe's
229	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2000	293,525	97.3%	2,463	8.63	Plum Market	Dunham's Sports, Kmart
230	Grand Crossing	Brighton	MI	Detroit-Warren-Livonia, MI	2005	85,389	86.2%	703	9.56	VG's Food (SpartanNash)	ACO Hardware
231	Farmington Crossroads	Farmington	MI	Detroit-Warren-Livonia, MI	2013	87,391	89.9%	714	9.09	—	Dollar Tree, Ollie's Bargain Outlet, True Value
232	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	163,919	79.4%	1,646	12.65	VG's Food (SpartanNash)	Dunham's Sports
233	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming, MI	1983	99,529	74.2%	541	7.33	D&W Fresh Market (SpartanNash)	—
234	Delta Center	Lansing	MI	Lansing-East Lansing, MI	2005	186,246	95.4%	1,355	8.09	—	Bed Bath & Beyond, Gift & Bible Center, Hobby Lobby, Planet Fitness
235	Lakes Crossing	Muskegon	MI	Muskegon-Norton Shores, MI	2011	114,623	81.4%	1,253	14.71	—	Jo-Ann Fabric & Craft Stores, Party City	Kohl's
236	Redford Plaza	Redford	MI	Detroit-Warren-Livonia, MI	1992	293,827	87.1%	2,263	8.84	Kroger	Burlington Coat Factory, CW Price
237	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Livonia, MI	2004	454,719	98.8%	5,427	15.86	—	Best Buy, Emagine Theatre, Kohl's, T.J.Maxx	Target
238	Fashion Corners	Saginaw	MI	Saginaw-Saginaw Township North, MI	2004	187,832	94.7%	1,687	9.48	—	Bed Bath & Beyond, Best Buy, Dunham's Sports
239	Green Acres	Saginaw	MI	Saginaw-Saginaw Township North, MI	2011	281,646	79.1%	1,486	10.91	Kroger	Ollie's Bargain Outlet, Planet Fitness
240	Hall Road Crossing	Shelby Township	MI	Detroit-Warren-Livonia, MI	1999	175,503	100.0%	2,266	12.91	—	Gander Mountain, Michaels, Old Navy, T.J.Maxx
241	Southfield Plaza	Southfield	MI	Detroit-Warren-Livonia, MI	2002	106,948	70.1%	815	10.87	—	Dollar Castle, Planet Fitness	Burlington Coat Factory
242	18 Ryan	Sterling Heights	MI	Detroit-Warren-Livonia, MI	1997	101,709	100.0%	1,426	14.02	VG's Food (SpartanNash)	O'Reilly Auto Parts, Planet Fitness
243	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Livonia, MI	1996	154,853	100.0%	885	5.72	—	Babies"R"Us, Bed Bath & Beyond, Dunham's Mega Sports
244	Grand Traverse Crossing	Traverse City	MI	Traverse City, MI	1996	412,755	96.9%	2,642	27.52	Walmart	Books-A-Million, The Home Depot
245	West Ridge	Westland	MI	Detroit-Warren-Livonia, MI	1989	163,131	75.6%	850	6.89	—	Bargain Club, Office Solutions, The Tile Shop	Burlington Coat Factory, Target
246	Roundtree Place	Ypsilanti	MI	Ann Arbor, MI	1992	246,620	99.2%	1,647	6.73	—	Ollie's Bargain Outlet, Walmart
247	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	123,390	89.2%	719	6.53	Save-A-Lot	Dollar Tree, Dunham's Sports, Planet Fitness
248	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,937	97.2%	1,940	15.98	SuperTarget*	Best Buy, Dollar Tree, Walgreens
249	Austin Town Center	Austin	MN	Austin, MN	1999	110,680	96.5%	744	6.97	ALDI	Jo-Ann Fabric & Craft Stores, Staples	Target
250	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	182,969	97.6%	1,804	10.10	—	Best Buy, Dunham's Sports, T.J.Maxx
251	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	204,992	94.9%	1,864	9.73	Cub Foods (Jerry's Foods)	OfficeMax
252	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	87,942	96.8%	1,174	13.79	Cub Foods (Supervalu)*	—
253	Richfield Hub & West Shopping Center	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1992	215,334	82.0%	2,101	11.90	Rainbow Foods (Roundy's)	Marshalls, Michaels

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Property Portfolio (Dollars in thousands except per square foot amounts)

	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
254	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2000	76,894	79.8%	861	14.02	Rainbow Foods (Roundy's)*	Dollar Tree, Hancock Fabrics
255	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	117,873	96.5%	1,466	13.17	Rainbow Foods (Roundy's)	—
256	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2013	290,392	88.1%	2,219	11.68	Cub Foods (Supervalu)	Blast Fitness, T.J.Maxx, Valu Thrift Store
257	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,095	100.0%	690	9.44	Festival Foods	Dollar Tree
258	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	148,940	89.5%	1,119	8.40	—	Kmart, Lukas Liquors
259	Clocktower Place	Florissant	MO	St. Louis, MO-IL	2013	207,317	92.4%	1,329	7.06	ALDI	Florissant Furniture & Rug Gallery, Office Depot, Ross Dress for Less
260	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	92.9%	793	5.68	Price Chopper	—
261	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	100.0%	1,476	9.13	Price Chopper	Ace Hardware
262	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	100.0%	965	7.73	Price Chopper	Rainbow
263	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	88.6%	428	6.75	Shop 'n Save (Supervalu)	—
264	Clinton Crossing	Clinton	MS	Jackson, MS	2008	112,148	92.1%	947	9.46	Kroger	—
265	County Line Plaza	Jackson	MS	Jackson, MS	1997	221,127	45.9%	1,275	13.93	—	Office Depot
266	Jacksonian Plaza	Jackson	MS	Jackson, MS	1990	73,041	100.0%	410	5.74	Kroger*	Books-A-Million, Georgia Carpet Outlet, Office Depot
267	Devonshire Place	Cary	NC	Raleigh-Cary, NC	2012	106,691	100.0%	1,425	24.81	—	Dollar Tree, Golf Galaxy, REI
268	McMullen Creek Market	Charlotte	NC	Charlotte-Gastonia-Rock Hill, NC-SC	2013	283,324	78.7%	2,579	11.57	—	Burlington Coat Factory
269	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Gastonia-Rock Hill, NC-SC	2005	348,604	99.1%	2,165	9.02	—	Big Lots, The Home Depot, Value City Furniture
270	Parkwest Crossing	Durham	NC	Durham-Chapel Hill, NC	1990	85,602	93.2%	806	10.10	Food Lion	—
271	Macon Plaza	Franklin	NC	—	2001	92,787	86.9%	432	5.37	BI-LO	Peebles
272	Garner Towne Square	Garner	NC	Raleigh-Cary, NC	1997	184,347	90.7%	1,978	11.84	Kroger	PetSmart	Target, The Home Depot
273	Franklin Square	Gastonia	NC	Charlotte-Gastonia-Rock Hill, NC-SC	2007	318,435	88.6%	2,896	11.51	Walmart Supercenter*	Bed Bath & Beyond, Best Buy, Michaels, Ross Dress for Less
274	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	97.8%	4,554	11.45	—	A.C. Moore, Babies"R"Us, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Ross Dress for Less	Target
275	University Commons	Greenville	NC	Greenville, NC	2013	232,816	86.5%	2,536	12.60	Harris Teeter (Kroger)	A.C. Moore, Barnes & Noble, T.J.Maxx	Target
276	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2013	191,431	83.1%	1,345	8.45	—	Academy Sports + Outdoors, Harbor Freight Tools, Ollie's Bargain Outlet
277	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	98.3%	816	13.47	Walmart Supercenter	Dollar Tree
278	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	104,539	58.7%	466	7.60	Ingles	—	Walmart
279	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	97.2%	1,211	13.69	—	Person County Health & Human Services
280	Innes Street Market	Salisbury	NC	Salisbury, NC	2002	349,425	98.7%	3,638	10.55	Food Lion	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown
281	Salisbury Marketplace	Salisbury	NC	Salisbury, NC	1987	79,732	72.8%	633	10.91	Food Lion	Family Dollar
282	Crossroads	Statesville	NC	Statesville-Mooresville, NC	1997	340,189	96.7%	1,856	5.64	Walmart Supercenter	Big Lots, Burke's Outlet, Tractor Supply

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Property Portfolio (Dollars in thousands except per square foot amounts)

	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
283	Anson Station	Wadesboro	NC	Charlotte-Gastonia-Rock Hill, NC-SC	1988	132,353	68.1%	550	6.10	Food Lion	Goody's, Tractor Supply Co.
284	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	96.4%	1,671	12.40	—	Marshalls, OfficeMax, PetSmart	Target
285	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	98.2%	3,158	13.66	Lowes Foods	A.C. Moore, HomeGoods, T.J.Maxx
286	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	93.3%	960	12.44	Harris Teeter (Kroger)	Rugged Wearhouse
287	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	283,830	90.4%	2,708	11.11	Super Compare Foods	Big Lots, Citi Trends, Office Depot
288	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	83.8%	867	14.32	—	Golf Galaxy, Mattress Firm, OfficeMax
289	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,941	100.0%	2,011	20.55	Hannaford Bros. (Delhaize)	Walmart
290	Capitol Shopping Center	Concord	NH	Concord, NH	2001	182,887	100.0%	1,747	9.78	DeMoulas Supermarkets	Burlington Coat Factory, Jo-Ann Fabric & Craft Stores, Marshalls
291	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	99.0%	2,043	17.15	—	JC Penney, Jordan's Warehouse, NAMCO, Petco	The Home Depot
292	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Quincy, MA-NH	1991	91,690	92.1%	1,057	12.51	Shaw's (Supervalu)	Jo-Ann Fabric & Craft Stores	Walmart
293	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Quincy, MA-NH	1990	146,947	85.2%	1,026	8.19	DeMoulas Supermarkets	T.J.Maxx
294	Laurel Square	Brick	NJ	New York-Northern New Jersey-Long Island, NY-NJ-PA	2003	246,235	91.7%	1,753	7.77	Pathmark (A&P)	Kmart
295	the Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	290,722	99.4%	4,019	21.24	ShopRite	Burlington Coat Factory, Ross Dress For Less
296	A&P Fresh Market	Clark	NJ	New York-Northern New Jersey-Long Island, NY-NJ-PA	2007	52,812	100.0%	1,357	25.70	A&P Fresh	—
297	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1995	250,515	93.6%	1,856	7.92	—	Kmart, Staples
298	Hamilton Plaza-Kmart Plaza	Hamilton	NJ	Trenton-Ewing, NJ	1972	149,060	74.7%	615	5.52	—	Kmart
299	Bennetts Mills Plaza	Jackson	NJ	New York-Northern New Jersey-Long Island, NY-NJ-PA	2002	127,230	93.8%	1,518	29.10	Stop & Shop (Ahold)	—
300	Lakewood Plaza	Lakewood	NJ	New York-Northern New Jersey-Long Island, NY-NJ-PA	1966	203,547	97.1%	2,914	14.74	ShopRite	—
301	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	333,255	96.7%	4,955	15.37	—	Burlington Coat Factory, DSW, HomeGoods, T.J.Maxx
302	Middletown Plaza	Middletown	NJ	New York-Northern New Jersey-Long Island, NY-NJ-PA	2001	197,466	100.0%	3,646	18.46	ShopRite	—
303	Old Bridge Gateway	Old Bridge	NJ	New York-Northern New Jersey-Long Island, NY-NJ-PA	1995	235,995	89.1%	3,274	15.56	—	Marshalls, Pep Boys, Robert Wood Johnson Fitness
304	Morris Hills Shopping Center	Parsippany	NJ	New York-Northern New Jersey-Long Island, NY-NJ-PA	1994	159,230	94.0%	2,935	25.45	—	Blink Fitness (Equinox), Clearview Cinema Group, HomeGoods, Marshalls
305	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	141,355	97.0%	1,559	11.36	ShopRite*	JC Penney, Peebles, PetSmart
306	Ocean Heights Shopping Center	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	96.8%	3,072	17.71	ShopRite	Staples
307	ShopRite Supermarket	Springfield	NJ	New York-Northern New Jersey-Long Island, NY-NJ-PA	1965	32,209	100.0%	389	12.09	ShopRite	—
308	Tinton Falls Plaza	Tinton Falls	NJ	New York-Northern New Jersey-Long Island, NY-NJ-PA	2006	98,410	81.1%	1,220	15.29	A&P*	Dollar Tree, WOW! Fitness
309	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1996	216,428	90.3%	2,970	15.20	Walmart Supercenter*	Marshalls, Ross Dress for Less
310	Dover Park Plaza	Yardville	NJ	Trenton-Ewing, NJ	2005	56,808	79.9%	681	14.99	—	CVS, Dollar Buys
311	St Francis Plaza	Santa Fe	NM	Santa Fe, NM	1993	35,800	100.0%	406	11.33	Whole Foods Market	Walgreens

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Property Portfolio (Dollars in thousands except per square foot amounts)

	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
312	Smith's	Socorro	NM	—	1976	48,000	100.0%	506	10.54	Smith's (Kroger)	—
313	Galleria Commons	Henderson	NV	Las Vegas-Paradise, NV	2005	275,011	100.0%	2,856	10.39	—	Babies"R"Us, Burlington Coat Factory, Stein Mart, T.J.Maxx
314	Montecito Marketplace	Las Vegas	NV	Las Vegas-Paradise, NV	2006	190,434	100.0%	3,600	18.90	Smith's (Kroger)	T.J.Maxx
315	Renaissance Center East	Las Vegas	NV	Las Vegas-Paradise, NV	2012	144,216	75.0%	1,309	12.10	—	Savers
316	Parkway Plaza	Carle Place	NY	New York-Northern New Jersey-Long Island, NY-NJ-PA	1993	89,704	100.0%	2,363	26.34	—	Minado, Stew Leonard's Wines, T.J.Maxx
317	Kmart Plaza	Dewitt	NY	Syracuse, NY	1970	115,500	94.7%	561	22.09	—	Kmart, OfficeMax
318	Unity Plaza	East Fishkill	NY	Poughkeepsie-Newburgh-Middletown, NY	2005	67,462	100.0%	1,383	20.50	A&P Fresh	—
319	Suffolk Plaza	East Setauket	NY	New York-Northern New Jersey-Long Island, NY-NJ-PA	1998	84,480	94.2%	938	11.78	Waldbaum's (A&P)	—	Kohl's
320	Three Village Shopping Center	East Setauket	NY	New York-Northern New Jersey-Long Island, NY-NJ-PA	1991	77,458	99.1%	1,783	23.24	King Kullen	Ace Hardware
321	Stewart Plaza	Garden City	NY	New York-Northern New Jersey-Long Island, NY-NJ-PA	1990	193,622	90.9%	2,642	15.02	—	Burlington Coat Factory, K&G Men's Center
322	Genesee Valley Shopping Center	Geneseo	NY	Rochester, NY	2007	191,284	95.0%	1,668	9.45	Wegmans	Tractor Supply Co.
323	McKinley Plaza	Hamburg	NY	Buffalo-Niagara Falls, NY	1991	93,144	97.9%	1,243	13.64	Wegmans*	A.C. Moore, T.J.Maxx
324	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Northern New Jersey-Long Island, NY-NJ-PA	2012	191,441	100.0%	5,741	30.64	H-Mart	Christmas Tree Shops, Mrs. Green's Natural Market, T.J.Maxx
325	Hornell Plaza	Hornell	NY	Corning, NY	2005	253,335	100.0%	2,019	7.97	Wegmans	Walmart
326	Cayuga Mall	Ithaca	NY	Ithaca, NY	2013	204,830	95.1%	1,522	7.81	—	Jo-Ann Fabric & Craft Stores, Party City, Rite Aid, T.J.Maxx, True Value
327	Kings Park Shopping Center	Kings Park	NY	New York-Northern New Jersey-Long Island, NY-NJ-PA	1985	71,940	94.6%	1,277	18.77	Key Food Marketplace	T.J.Maxx
328	Falcaro's Plaza	Lawrence	NY	New York-Northern New Jersey-Long Island, NY-NJ-PA	1972	60,957	95.2%	1,044	17.98	—	Advance Auto Parts, OfficeMax
329	Shops at Seneca Mall	Liverpool	NY	Syracuse, NY	2005	231,024	66.7%	704	4.57	—	Big Lots, Kmart
330	A & P Mamaroneck	Mamaroneck	NY	New York-Northern New Jersey-Long Island, NY-NJ-PA	1976	24,978	100.0%	177	—	A&P	—
331	Village Square	Mamaroneck	NY	New York-Northern New Jersey-Long Island, NY-NJ-PA	1981	17,000	100.0%	553	32.50	Trader Joe's	—
332	Sunshine Square	Medford	NY	New York-Northern New Jersey-Long Island, NY-NJ-PA	2007	223,322	98.1%	2,809	12.82	Super Stop & Shop (Ahold)	Planet Fitness, Savers
333	Wallkill Plaza	Middletown	NY	Poughkeepsie-Newburgh-Middletown, NY	2012	209,960	85.2%	1,750	10.13	—	Ashley Furniture, Big Lots, Hobby Lobby
334	Monroe ShopRite Plaza	Monroe	NY	Poughkeepsie-Newburgh-Middletown, NY	1985	121,850	96.9%	1,687	14.29	ShopRite	Retro Fitness, Rite Aid, U.S. Post Office
335	Rockland Plaza	Nanuet	NY	New York-Northern New Jersey-Long Island, NY-NJ-PA	2006	250,926	89.9%	5,701	25.27	A Matter of Health	Barnes & Noble, Marshalls, Modell's Sporting Goods, Petco
336	North Ridge Plaza	New Rochelle	NY	New York-Northern New Jersey-Long Island, NY-NJ-PA	1971	40,991	77.7%	1,127	35.37	—	Harmon Discount
337	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Northern New Jersey-Long Island, NY-NJ-PA	2012	122,996	96.6%	2,207	18.57	—	Dollar Tree, HomeGoods
338	Port Washington	Port Washington	NY	New York-Northern New Jersey-Long Island, NY-NJ-PA	1968	19,600	100.0%	112	5.69	North Shore Farms	—
339	Roanoke Plaza	Riverhead	NY	New York-Northern New Jersey-Long Island, NY-NJ-PA	2002	99,131	100.0%	1,632	16.46	Best Yet Market	CVS, T.J.Maxx
340	Rockville Centre	Rockville Centre	NY	New York-Northern New Jersey-Long Island, NY-NJ-PA	1975	44,131	100.0%	810	18.36	—	HomeGoods, Rite Aid

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Property Portfolio (Dollars in thousands except per square foot amounts)

	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
341	Mohawk Acres	Rome	NY	Utica-Rome, NY	2005	159,783	88.7%	1,440	10.16	Price Chopper	—
342	College Plaza	Selden	NY	New York-Northern New Jersey-Long Island, NY-NJ-PA	2013	175,400	94.5%	2,552	15.39	ShopRite	Blink Fitness (Equinox), Bob's Stores, Rite Aid
343	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	95.8%	1,617	10.50	—	Olum's Furniture & Appliances, Staples
344	Parkway Plaza	Vestal	NY	Binghamton, NY	2012	204,954	100.0%	2,068	10.09	PriceRite (ShopRite)	Bed Bath & Beyond, Kohl's, PetSmart	Target
345	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,392	15.07	—	HomeGoods, Michaels, Old Navy
346	Town Square Mall	Vestal	NY	Binghamton, NY	2012	293,080	99.4%	4,448	15.27	Sam's Club*, Walmart Supercenter*	Barnes & Noble, Dick's Sporting Goods, Lowes Cinemas, T.J.Maxx
347	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	100.0%	690	10.03	Hannaford Bros. (Delhaize)	Pier 1 Imports
348	Highridge Plaza	Yonkers	NY	New York-Northern New Jersey-Long Island, NY-NJ-PA	1977	88,501	93.9%	1,686	20.29	Pathmark (A&P)	—
349	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria-Mentor, OH	2004	138,407	89.3%	1,623	13.13	Giant Eagle	—	The Home Depot
350	30th Street Plaza	Canton	OH	Canton-Massillon, OH	1999	157,055	84.9%	1,418	10.63	Giant Eagle, Marc's	—
351	Brentwood Plaza	Cincinnati	OH	Cincinnati-Middletown, OH-KY-IN	2004	225,152	94.5%	2,120	10.44	Kroger	Conway
352	Delhi Shopping Center	Cincinnati	OH	Cincinnati-Middletown, OH-KY-IN	2012	169,603	88.5%	1,334	9.10	Kroger	—
353	Harpers Station	Cincinnati	OH	Cincinnati-Middletown, OH-KY-IN	2000	240,681	93.6%	2,557	11.35	—	Bova Furniture, HomeGoods, LA Fitness, Stein Mart, T.J.Maxx
354	Western Hills Plaza	Cincinnati	OH	Cincinnati-Middletown, OH-KY-IN	2011	314,754	100.0%	3,639	11.88	—	Bed Bath & Beyond, Michaels, Sears, Staples, T.J.Maxx	Target
355	Western Village	Cincinnati	OH	Cincinnati-Middletown, OH-KY-IN	2005	115,116	100.0%	1,073	9.32	Kroger	—
356	Crown Point	Columbus	OH	Columbus, OH	1998	147,275	91.5%	1,215	9.01	Kroger	Lombards
357	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	130,712	81.2%	1,051	10.71	Kroger	—
358	Brandt Pike Place	Dayton	OH	Dayton, OH	2008	17,900	88.8%	131	8.25	Kroger*	—
359	South Towne Centre	Dayton	OH	Dayton, OH	2013	333,121	94.3%	3,910	13.40	Health Foods Unlimited	Burlington Coat Factory, Christmas Tree Shops, Jo-Ann Fabric & Craft Stores, Value City Furniture
360	The Vineyards	Eastlake	OH	Cleveland-Elyria-Mentor, OH	1989	144,820	84.4%	654	5.35	Good Cents Grocery + More (Giant Eagle)	Harbor Freight Tools	Walmart
361	Midway Market Square	Elyria	OH	Cleveland-Elyria-Mentor, OH	2001	232,252	73.2%	2,120	12.48	Giant Eagle	Dick's Sporting Goods	Target, The Home Depot
362	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria-Mentor, OH	2013	684,559	93.6%	6,068	9.47	BJ's Wholesale Club, Giant Eagle, Marc's	Burlington Coat Factory, Cleveland Furniture Bank, Jo-Ann Fabric & Craft Stores, Marshalls
363	Tops Plaza	North Olmsted	OH	Cleveland-Elyria-Mentor, OH	2002	70,003	100.0%	1,053	15.04	—	Ollie's Bargain Outlet, Sears Outlet
364	Tops Plaza	North Ridgeville	OH	Cleveland-Elyria-Mentor, OH	2002	60,830	87.5%	773	14.51	—	Pat Catan's Craft Centers
365	Surrey Square Mall	Norwood	OH	Cincinnati-Middletown, OH-KY-IN	2010	173,656	97.2%	2,063	24.40	Kroger	Marshalls
366	Market Place	Piqua	OH	Dayton, OH	2012	182,824	92.5%	644	6.78	Kroger	Roses
367	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,565	77.0%	999	9.92	—	Ashley Furniture, Michaels
368	Streetsboro Crossing	Streetsboro	OH	Akron, OH	2002	89,436	100.0%	674	7.54	Giant Eagle	—	Lowe's
369	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	2008	318,174	71.3%	1,397	6.16	Kroger	Big Lots

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Property Portfolio (Dollars in thousands except per square foot amounts)

	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
370	Southland Shopping Plaza	Toledo	OH	Toledo, OH	1988	290,892	83.2%	1,652	6.82	Kroger	Big Lots, Planet Fitness
371	Wadsworth Crossings	Wadsworth	OH	Cleveland-Elyria-Mentor, OH	2005	108,164	94.1%	1,557	15.30	—	Bed Bath & Beyond, MC Sports, OfficeMax, Petco	Kohl's, Lowe's, Target
372	Northgate Plaza	Westerville	OH	Columbus, OH	2008	12,819	100.0%	180	14.03	Kroger*	—	The Home Depot
373	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851	100.0%	1,742	9.32	—	Conn's, Drysdales, PetSmart	Best Buy, JC Penney Home Store
374	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,490	100.0%	2,324	16.54	Giant Food (Ahold)	—
375	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	279,746	92.3%	1,885	7.30	Weis Markets	Dunham's Sports, Petco, Toys"R"Us
376	Bensalem Square	Bensalem	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1986	70,378	100.0%	638	9.07	Redner's Warehouse Market	—
377	Bethel Park	Bethel Park	PA	Pittsburgh, PA	2004	218,714	100.0%	1,690	8.48	Giant Eagle	Walmart
378	Bethlehem Square	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1994	389,450	100.0%	3,622	9.30	Giant Food (Ahold)	The Home Depot, T.J.Maxx, Walmart
379	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	2013	378,353	93.1%	2,898	10.29	Giant Food (Ahold)	Big Lots, Mega Marshalls, PetSmart, Staples, Wells Fargo
380	Boyertown Shopping Center	Boyertown	PA	Reading, PA	2012	83,229	73.2%	636	10.44	—	Advance Auto Parts, Big Lots, CVS
381	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	276,653	98.8%	2,432	8.89	Walmart Supercenter	Ollie's Bargain Outlet
382	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	82.4%	441	11.62	—	—
383	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	95.7%	2,311	16.81	Giant Food (Ahold)	—
384	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2004	110,696	45.0%	751	15.08	—	Pep Boys
385	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	67,476	100.0%	1,350	20.01	Giant Food (Ahold)	Wine & Spirits Shoppe
386	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	98.9%	970	9.33	—	Chuck E. Cheese's, Mealey's Furniture
387	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre, PA	1997	301,462	100.0%	3,085	15.60	—	Dick's Sporting Goods, hhgregg, PetSmart, The Home Depot, T.J.Maxx
388	Dillsburg Shopping Center	Dillsburg	PA	York-Hanover, PA	2013	153,088	100.0%	1,897	12.62	Giant Food (Ahold)	Tractor Supply Co.
389	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	99.3%	3,144	13.32	—	Kohl's, Marshalls, Regal Cinemas
390	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	79,252	89.9%	1,018	14.29	—	Dollar Tree, Ross Dress for Less
391	Gilbertsville Shopping Center	Gilbertsville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	85,748	80.3%	605	8.79	Weis Markets	—
392	Mount Carmel Plaza	Glenside	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1975	14,504	89.7%	147	11.31	—	SGS Paper
393	Kline Plaza	Harrisburg	PA	Harrisburg-Carlisle, PA	1952	220,288	89.2%	1,751	8.91	Giant Food (Ahold)	The Dept. of Health
394	New Garden Shopping Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2012	145,170	93.7%	968	7.28	—	Big Lots, Ollie's Bargain Outlet
395	Stone Mill Plaza	Lancaster	PA	Lancaster, PA	2008	106,736	100.0%	1,264	11.84	Giant Food (Ahold)	Majik Rent-To-Own
396	Woodbourne Square	Langhorne	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1984	29,821	80.9%	481	19.93	—	—
397	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,458	60.7%	640	18.05	Weis Markets*	—
398	New Holland Shopping Center	New Holland	PA	Lancaster, PA	1995	65,878	88.0%	415	7.16	Amelia's Grocery Outlet	Family Dollar

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Property Portfolio (Dollars in thousands except per square foot amounts)

	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
399	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	177,181	96.3%	3,986	23.36	McCaffrey's	—
400	Cherry Square	Northampton	PA	Allentown-Bethlehem-Easton, PA-NJ	1989	75,005	91.4%	630	9.19	Redner's Warehouse Market	—
401	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2006	107,318	97.9%	2,215	21.08	SuperFresh (A&P)	—
402	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2011	561,642	97.2%	6,723	29.45	—	Macy's, Modell's Sporting Goods, Ross Dress For Less
403	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	97.6%	1,254	7.27	Redner's Warehouse Market	French Creek Outfitters, Staples
404	Plymouth Plaza	Plymouth Meeting	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	33,813	100.0%	1,015	30.03	—	Clear Wireless, Medical Rehabilitation Centers of Pennsylvania
405	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	154,758	88.0%	1,346	10.32	Bottom Dollar Food (Delhaize)	Planet Fitness, VF Outlet
406	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	382	9.16	Pathmark (A&P)*	EZ Bargains, Rent-A-Center, Super Dollar City
407	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,252	14.88	ShopRite	A.C. Moore, PetSmart, Ross Dress for Less
408	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	94.1%	681	11.41	Musser's Markets	Hallmark	Kmart
409	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	97.5%	3,275	10.65	Redner's Warehouse Market	Mealey's Furniture, Ross Dress for Less, Sports Authority
410	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre, PA	2004	307,610	97.4%	1,973	28.65	Walmart Supercenter	—
411	Hunt River Commons	North Kingstown	RI	Providence-New Bedford-Fall River, RI-MA	1989	148,126	97.4%	1,435	9.95	Super Stop & Shop (Ahold)	Marshalls, Ocean State Job Lot
412	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Beaufort, SC	2006	166,639	93.7%	2,116	13.55	Kroger	Stein Mart
413	Milestone Plaza	Greenville	SC	Greenville-Mauldin-Easley, SC	1995	89,721	90.6%	1,222	15.03	BI-LO	—
414	Circle Center	Hilton Head	SC	Hilton Head Island-Beaufort, SC	2000	65,213	93.0%	709	11.68	BI-LO	—
415	Island Plaza	James Island	SC	Charleston-North Charleston-Summerville, SC	2004	171,224	99.3%	1,258	7.40	Food Lion	Burke's Outlet, Dollar Tree, Gold's Gym
416	Festival Centre	North Charleston	SC	Charleston-North Charleston-Summerville, SC	2004	325,347	77.5%	1,440	5.79	Piggly Wiggly	Fred's, Intercontinental Hotels Group, World Overcomers Ministries
417	Remount Village Shopping Center	North Charleston	SC	Charleston-North Charleston-Summerville, SC	1996	60,238	79.0%	432	9.09	BI-LO	—
418	Fairview Corners I & II	Simpsonville	SC	Greenville-Mauldin-Easley, SC	2003	131,002	97.4%	1,735	13.60	—	Ross Dress for Less, T.J.Maxx	Target
419	Hillcrest	Spartanburg	SC	Spartanburg, SC	2012	385,609	78.7%	3,100	10.89	Publix	Carmike Cinema, Marshalls, Office Depot, Petco, Ross Dress for Less, Stein Mart
420	Shoppes at Hickory Hollow	Antioch	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1986	144,469	82.0%	1,290	10.88	Kroger	Citi Trends
421	Congress Crossing	Athens	TN	Athens, TN	2012	180,305	96.1%	1,374	7.93	—	Dunham's Sports, Kmart
422	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	94.9%	599	10.70	Food Lion	—
423	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,027	96.3%	2,055	8.12	ALDI	Big Lots, Franklin Athletic Club, Kmart, Trees n Trends
424	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1993	329,242	96.2%	2,611	8.24	Kroger	Grace Church Nashville, Hobby Lobby, USA Baby
425	Greensboro Village	Gallatin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2005	70,203	95.7%	920	13.68	Publix	—
426	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	228,618	96.4%	1,529	11.43	—	Belk, Burke’s Outlet, JC Penney, Kmart
427	Oakwood Commons	Hermitage	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2005	278,017	89.6%	2,337	9.72	Publix	Bed Bath & Beyond, Peebles, PetSmart, Ross Dress for Less

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Property Portfolio (Dollars in thousands except per square foot amounts)

	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
428	Kimball Crossing	Kimball	TN	Chattanooga, TN-GA	2007	280,476	97.1%	1,808	7.32	Walmart Supercenter	Goody's	Lowe's
429	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	122,536	100.0%	1,039	8.71	—	Babies"R"Us, Michaels
430	Farrar Place	Manchester	TN	Tullahoma, TN	1989	43,220	84.5%	316	8.67	Food Lion	—
431	The Commons at Wolfcreek	Memphis	TN	Memphis, TN-MS-AR	2013	662,474	89.5%	7,095	12.19	—	Best Buy, Big Lots, hhgregg, Office Depot, PetSmart, Sports Authority, T.J.Maxx, Value City Furniture	Target, The Home Depot, Toys"R"Us
432	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	104,117	96.2%	1,064	10.62	Kroger	—
433	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	100.0%	971	11.18	Kroger	—	Walgreens
434	Commerce Central	Tullahoma	TN	Tullahoma, TN	1995	182,401	93.6%	1,142	6.69	Walmart Supercenter	—
435	Merchant's Central	Winchester	TN	Tullahoma, TN	1997	208,123	95.8%	1,199	6.01	Walmart Supercenter	Peebles
436	Palm Plaza	Aransas	TX	Corpus Christi, TX	2002	50,700	81.5%	262	7.86	—	Bealls (Stage Stores), Family Dollar
437	Bardin Place Center	Arlington	TX	Dallas-Fort Worth-Arlington, TX	1993	309,488	97.8%	3,127	10.33	—	Hemispheres, Sports Authority	Hobby Lobby
438	Parmer Crossing	Austin	TX	Austin-Round Rock-San Marcos, TX	2004	168,112	62.9%	1,126	10.65	—	Big Lots	Fry's Electronics
439	Baytown Shopping Center	Baytown	TX	Houston-Sugar Land-Baytown, TX	1987	96,166	85.4%	862	10.50	—	24 Hour Fitness
440	Cedar Bellaire	Bellaire	TX	Houston-Sugar Land-Baytown, TX	1994	50,967	100.0%	587	11.52	H-E-B	ICI Paints
441	El Camino	Bellaire	TX	Houston-Sugar Land-Baytown, TX	2008	71,575	98.4%	575	8.17	El Ahorro Supermarket	Family Dollar, Hancock Fabrics
442	Brenham Four Corners	Brenham	TX	Brenham, TX	1997	114,571	100.0%	947	—	H-E-B	—
443	Bryan Square	Bryan	TX	College Station-Bryan, TX	2008	59,029	100.0%	309	6.10	—	99 Cents Only, Citi Trends, Dollar Floor Store, Firestone
444	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	91.2%	939	15.33	Walmart Neighborhood Market	Tops Printing
445	Plantation Plaza	Clute	TX	Houston-Sugar Land-Baytown, TX	1997	99,141	92.9%	748	8.29	Kroger	Walgreens
446	Central Station	College Station	TX	College Station-Bryan, TX	2012	176,847	86.9%	2,268	15.15	—	OfficeMax, Spec's Liquors	Kohl's
447	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	119,000	100.0%	1,257	23.75	Kroger	CVS
448	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	1993	85,633	79.5%	639	9.38	—	Bay Area Dialysis, Bealls (Stage Stores), Tuesday Morning
449	Five Points	Corpus Christi	TX	Corpus Christi, TX	2013	276,593	83.5%	2,689	11.86	—	Bealls (Stage Stores), Hobby Lobby, Party City, Ross Dress for Less
450	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	67,305	94.6%	469	7.49	Minyard Food Stores	Family Dollar
451	Jeff Davis	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	69,562	96.7%	564	8.38	Save-A-Lot (Supervalu)	Blockbuster, Family Dollar, Mama Rosa
452	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	421	9.25	—	O'Reilly Auto Parts
453	Webb Royal	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1992	108,545	93.3%	853	8.83	Super Plaza	Family Dollar
454	Wynnewood Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2006	440,879	87.5%	3,733	9.80	Kroger	Fallas Paredes, Gen X Clothing, Ross Dress for Less
455	Parktown	Deer Park	TX	Houston-Sugar Land-Baytown, TX	1999	121,388	94.8%	913	7.95	Food Town	Burke's Outlet, Walgreens
456	Kenworthy Crossing	El Paso	TX	El Paso, TX	2003	74,393	98.4%	706	9.64	Albertsons	—

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Property Portfolio (Dollars in thousands except per square foot amounts)

	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
457	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2013	780,595	94.4%	13,157	18.26	SuperTarget*	Best Buy, Big Lots, DSW, GattiTown, Marshalls, Old Navy, Ross Dress for Less, Sheplers, Stein Mart, T.J.Maxx
458	Forest Hills	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1968	69,651	100.0%	353	5.06	Foodland Markets	Family Dollar, Hi Style Fashion
459	Ridglea Plaza	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	97.0%	1,733	10.80	Tom Thumb (Safeway)	Stein Mart
460	Trinity Commons	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	98.6%	3,582	18.40	Tom Thumb (Safeway)	DSW
461	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,241	96.2%	903	10.52	Truong Nguyen Grocer	—
462	North Hills Village	Haltom City	TX	Dallas-Fort Worth-Arlington, TX	1998	43,299	91.5%	269	6.79	Save-A-Lot (Supervalu)	Dollar Tree, Rent-A-Center
463	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	99,341	96.8%	1,023	10.64	Kroger	—
464	Bay Forest	Houston	TX	Houston-Sugar Land-Baytown, TX	2004	71,667	100.0%	740	10.32	Kroger	—
465	Beltway South	Houston	TX	Houston-Sugar Land-Baytown, TX	1998	107,174	95.6%	894	27.65	Kroger	—
466	Braes Heights	Houston	TX	Houston-Sugar Land-Baytown, TX	2003	101,002	99.7%	1,855	18.43	—	CVS, Imagination Toys, I W Marks Jewelers
467	Braes Link	Houston	TX	Houston-Sugar Land-Baytown, TX	1999	38,997	94.0%	598	16.33	—	Walgreens
468	Braes Oaks	Houston	TX	Houston-Sugar Land-Baytown, TX	1992	45,067	89.1%	389	9.69	H-E-B	—
469	Braesgate	Houston	TX	Houston-Sugar Land-Baytown, TX	1997	91,382	97.4%	536	6.02	Food Town	—
470	Broadway	Houston	TX	Houston-Sugar Land-Baytown, TX	2006	74,942	100.0%	728	10.13	El Ahorro Supermarket	Fallas Paredes, Worksource Solutions
471	Clear Lake Camino South	Houston	TX	Houston-Sugar Land-Baytown, TX	2004	102,643	87.1%	1,257	15.12	—	24 Hour Fitness, Hancock Fabrics, Mr. Gatti's Pizza, Spec's Liquors
472	Hearthstone Corners	Houston	TX	Houston-Sugar Land-Baytown, TX	1998	208,147	98.0%	1,814	8.89	Kroger	Big Lots, Stein Mart
473	Inwood Forest	Houston	TX	Houston-Sugar Land-Baytown, TX	1997	77,553	96.5%	778	10.42	Foodarama	—
474	Jester Village	Houston	TX	Houston-Sugar Land-Baytown, TX	1988	64,285	74.0%	439	9.24	H-E-B	—
475	Jones Plaza	Houston	TX	Houston-Sugar Land-Baytown, TX	2000	111,206	83.7%	1,128	12.33	—	24 Hour Fitness, Hancock Fabrics
476	Jones Square	Houston	TX	Houston-Sugar Land-Baytown, TX	1999	169,003	90.7%	1,171	7.76	—	Big Lots, Hobby Lobby
477	Maplewood Mall	Houston	TX	Houston-Sugar Land-Baytown, TX	2004	94,871	97.3%	733	7.94	Foodarama	Burke's Outlet
478	Merchants Park	Houston	TX	Houston-Sugar Land-Baytown, TX	2009	244,373	99.0%	2,974	12.30	Kroger	Big Lots, Petco, Ross Dress for Less
479	Northgate	Houston	TX	Houston-Sugar Land-Baytown, TX	1972	40,244	100.0%	296	7.34	—	Affordable Furniture, Firestone, TitleMax
480	Northshore	Houston	TX	Houston-Sugar Land-Baytown, TX	2001	233,479	90.5%	2,404	11.56	Sellers Bros.	Conn's, Office Depot
481	Northtown Plaza	Houston	TX	Houston-Sugar Land-Baytown, TX	1990	193,222	96.8%	2,113	11.51	—	99 Cents Only, Fallas Paredes
482	Northwood	Houston	TX	Houston-Sugar Land-Baytown, TX	1972	136,747	96.0%	1,298	10.05	Food City	—
483	Orange Grove	Houston	TX	Houston-Sugar Land-Baytown, TX	2005	189,201	100.0%	1,836	10.36	—	24 Hour Fitness, FAMSA, Floor & Décor
484	Pinemont Shopping Center	Houston	TX	Houston-Sugar Land-Baytown, TX	1999	73,577	92.9%	857	13.44	—	Family Dollar, Houston Community College
485	Royal Oaks Village	Houston	TX	Houston-Sugar Land-Baytown, TX	2001	145,229	95.5%	2,955	21.30	H-E-B	—

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Property Portfolio (Dollars in thousands except per square foot amounts)

	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
486	Sharpstown Plaza	Houston	TX	Houston-Sugar Land-Baytown, TX	2005	43,631	96.6%	357	8.48	—	Family Thrift Center
487	Tanglewilde	Houston	TX	Houston-Sugar Land-Baytown, TX	1998	84,185	100.0%	951	12.55	—	Ace Hardware, Cavender's, Dollar Tree, Party City, Salon In The Park
488	Westheimer Commons	Houston	TX	Houston-Sugar Land-Baytown, TX	2012	251,672	90.4%	1,958	8.60	Fiesta Mart	Marshalls
489	Crossing at Fry Road	Katy	TX	Houston-Sugar Land-Baytown, TX	2005	237,340	100.0%	2,309	9.81	Kroger	Hobby Lobby, Palais Royal, Stein Mart
490	Washington Square	Kaufman	TX	Dallas-Fort Worth-Arlington, TX	1978	64,230	85.1%	308	5.65	—	AutoZone, Bealls (Stage Stores), Family Dollar
491	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	132,096	82.1%	671	6.79	Super 1 Foods	Steeles
492	Winwood Town Center	Odessa	TX	Odessa, TX	2002	366,091	100.0%	2,555	11.16	H-E-B	Hastings, Office Depot, Ross Dress for Less, Target
493	Crossroads Center	Pasadena	TX	Houston-Sugar Land-Baytown, TX	1997	134,006	94.5%	1,457	12.36	Kroger	Sears Hardware
494	Spencer Square	Pasadena	TX	Houston-Sugar Land-Baytown, TX	1998	194,512	95.3%	2,125	11.46	Kroger	Burke's Outlet
495	Pearland Plaza	Pearland	TX	Houston-Sugar Land-Baytown, TX	1995	156,661	95.6%	1,071	7.16	Kroger	Palais Royal
496	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	168,137	68.8%	2,579	23.41	Central Market (H-E-B)	—
497	Preston Park	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	239,405	93.0%	5,404	25.01	Tom Thumb (Safeway)	—
498	Northshore Plaza	Portland	TX	Corpus Christi, TX	2000	152,144	88.9%	823	13.57	H-E-B	Bealls (Stage Stores)	Kmart
499	Klein Square	Spring	TX	Houston-Sugar Land-Baytown, TX	1999	80,636	89.3%	727	10.10	Food Town	Family Dollar
500	Keegan's Meadow	Stafford	TX	Houston-Sugar Land-Baytown, TX	1999	125,491	92.9%	1,158	10.26	Randalls (Safeway)	Palais Royal
501	Texas City Bay	Texas City	TX	Houston-Sugar Land-Baytown, TX	2005	223,152	99.0%	1,907	8.67	Kroger	BP Engineering Facility
502	Windvale	The Woodlands	TX	Houston-Sugar Land-Baytown, TX	2002	101,088	94.2%	1,056	11.09	Randalls (Safeway)	—
503	The Centre at Navarro	Victoria	TX	Victoria, TX	2005	47,960	100.0%	728	15.17	—	Hastings, Walgreens
504	Spradlin Farm	Christiansburg	VA	Blacksburg-Christiansburg-Radford, VA	2000	180,220	97.1%	2,356	13.70	—	Barnes & Noble, Big Lots, Michaels, T.J.Maxx	Target, The Home Depot
505	Culpeper Town Square	Culpeper	VA	Culpeper, VA	1999	132,882	100.0%	1,129	8.50	Food Lion	Mountain Run Bowling, Tractor Supply Co.
506	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	129,887	89.7%	1,402	12.03	Martin's Food (Ahold)	Gold's Gym	Kohl's
507	Jefferson Green	Newport News	VA	Virginia Beach-Norfolk-Newport News, VA-NC	1988	54,934	96.4%	768	14.51	—	Tuesday Morning
508	Tuckernuck Square	Richmond	VA	Richmond, VA	1994	86,010	94.0%	1,041	12.87	—	Chuck E. Cheese's
509	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	100.0%	1,065	12.06	Kroger	Hamrick's
510	Hunting Hills	Roanoke	VA	Roanoke, VA	2013	166,207	92.3%	1,035	6.75	—	Kohl's, PetSmart
511	Valley Commons	Salem	VA	Roanoke, VA	1988	45,580	84.2%	284	7.40	Food Lion	—
512	Lake Drive Plaza	Vinton	VA	Roanoke, VA	2008	163,090	100.0%	1,172	7.19	Kroger	Big Lots, Goodwill
513	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	151,133	91.0%	2,323	17.07	Trader Joe's	Office Depot, PetSmart
514	Ridgeview Centre	Wise	VA	—	2005	190,242	90.8%	1,157	13.42	—	Grand Home Furnishings, Kmart	Belk

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
IPO Property Portfolio (Dollars in thousands except per square foot amounts)

	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
515	Rutland Plaza	Rutland	VT	Rutland, VT	1997	224,514	99.1%	1,912	8.59	Price Chopper	T.J.Maxx, Walmart
516	Fitchburg Ridge Shopping Ctr	Fitchburg	WI	Madison, WI	2003	50,555	87.6%	484	10.97	—	Wisconsin Dialysis
517	Spring Mall	Greenfield	WI	Milwaukee-Waukesha-West Allis, WI	2003	188,861	89.3%	1,378	8.18	—	T.J.Maxx
518	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha-West Allis, WI	2004	218,116	83.6%	2,814	15.44	Sendik's Food Market	Bed Bath & Beyond
519	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha-West Allis, WI	1990	98,303	100.0%	924	9.40	Pick 'n Save (Roundy's)	—	Walmart
520	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha-West Allis, WI	2000	209,249	92.3%	1,366	7.07	—	Hobby Lobby, Kohl's	ShopKo
521	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156	94.7%	1,163	6.98	Kroger	Big Lots
522	Grand Central Plaza	Parkersburg	WV	Parkersburg-Marietta-Vienna, WV-OH	1986	75,344	90.7%	717	10.48	—	Office Depot, T.J.Maxx

	TOTAL PORTFOLIO					86,796,116	92.1%	886,800	$11.87

(1) * Indicates grocer is not owned.

Guidance Supplemental Disclosure Three Months Ended September 30, 2013

Brixmor Property Group
Supplemental Disclosure - Three Months Ended September 30, 2013
Guidance & Additional Disclosures

GUIDANCE:
	4Q2013E	2013E	2014E
FFO per common share - diluted	—	—	$1.80 - $1.84
Same property NOI	3.8 - 3.9%	3.9 - 4.0%	3.7 - 4.1%
Percent leased (at year-end)	—	92.1%	93.0 - 93.5%
Leasing related capital expenditures, including anchor space repositioning and redevelopment	—	$125 - $130M	$130 - $140M

ADDITIONAL DISCLOSURES - as of 9/30/13
Estimated market value of expansion land and outparcels available	$17M
ABR from leases signed but not yet commenced payment of rent	$23M

Leases signed but not yet commenced payment of rent:	Leases	GLA	ABR	ABR/SF
≥ 10,000 SF	48	1,170,952	$11,069,934	$9.45
< 10,000 SF	219	654,525	11,489,999	17.55
TOTAL	267	1,825,477	$22,559,933	$12.36